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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

THE RMR GROUP INC.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined) :

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

Notice of 2019 Annual Meeting
of Shareholders and Proxy Statement

Wednesday, April 3, 2019 at 9:30 a.m., Eastern time
Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

THE RMR GROUP INC.

It is our pleasure to invite you to join our Board of Directors and executive officers at The RMR Group Inc.'s 2019 Annual Meeting of Shareholders in Newton, Massachusetts. The enclosed Notice of 2019 Annual Meeting of Shareholders and Proxy Statement provides you with information about our Company and the matters to be voted on at the 2019 Annual Meeting of Shareholders.

Your support is important to us and to our Company. I encourage you to use telephone or internet methods, or sign and return a proxy card/voting instruction form, to authorize your proxy prior to the meeting so that your shares will be represented and voted at the meeting.

Thank you for being a shareholder and for your continued investment in our Company.

January 23, 2019

On behalf of the Board of Directors,

Rosen Plevneliev
Chair of the Nominating and Governance Committee

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS

Wednesday, April 3, 2019

9:30 a.m., Eastern time

The RMR Group Headquarters
Two Newton Place, 255 Washington Street, Suite 100
Newton, Massachusetts 02458

ITEMS OF BUSINESS

1.
Elect the Director nominees identified in the accompanying Proxy Statement to the Company's Board of Directors;

2.
Ratify the appointment of Ernst & Young LLP as independent auditors to serve for the 2019 fiscal year; and

3.
Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

RECORD DATE

The Board of Directors set January 16, 2019 as the record date for the meeting. This means that owners of record of shares of common stock of the Company as of the close of business on that date are entitled:

  •
  to receive notice of the meeting; and

  •
  to vote at the meeting and any postponements or adjournments of the meeting.

PROXY VOTING

Shareholders as of the close of business on the record date are invited to attend the 2019 Annual Meeting. All shareholders are encouraged to vote in advance of the 2019 Annual Meeting by using one of the methods described in the accompanying Proxy Statement.

January 23, 2019

Newton, Massachusetts

By Order of the Board of Directors,

Jennifer B. Clark
Managing Director, Executive Vice President,
General Counsel and Secretary

Please promptly sign and return the proxy card or voting instruction form or use telephone or internet methods to authorize a proxy in advance of the 2019 Annual Meeting. See the "Voting Information" section on page 2 for information about how to authorize a proxy by telephone or internet or how to attend the 2019 Annual Meeting and vote your shares in person.

THE RMR GROUP INC.     2019 Proxy Statement    1

VOTING INFORMATION

WE WANT TO HEAR FROM YOU – VOTE TODAY

Your vote is important.

ELIGIBILITY TO VOTE

You can vote if you were a shareholder of record at the close of business on January 16, 2019.

PROPOSALS THAT REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Directors	Page 11	FOR	Plurality of all votes cast
2	Ratification of independent auditors*	Page 59	FOR	Majority of all votes cast

  *
  Non-binding advisory vote.

You can vote in advance in one of three ways:

Visit www.proxyvote.com and enter your 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern time, on April 2, 2019 to authorize a proxy VIA THE INTERNET.

Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern time, on April 2, 2019 to authorize a proxy BY TELEPHONE. You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.

Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

  •
  Review and download easy to read versions of our Proxy Statement and Annual Report.

  •
  Sign up for future electronic delivery to reduce the impact on the environment.

Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 14 on page 9 of "Questions and Answers" for important details on admission requirements.

2    THE RMR GROUP INC.     2019 Proxy Statement

SUMMARY OF PROPOSALS

This summary highlights matters for consideration by shareholders at our 2019 Annual Meeting. You should read this entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

BOARD NOMINEES (page 13)

The following five Directors are up for election to our Company's Board of Directors.

NAME OF DIRECTOR	AGE	OCCUPATION	COMMITTEE MEMBERSHIPS

Jennifer B. Clark	57	Managing Director of the Company and Executive Vice President, General Counsel and Secretary of the Company and The RMR Group LLC	Nominating and Governance Committee
Ann Logan	64	Retired executive of Fannie Mae	Audit (Chair), Compensation and Nominating and Governance Committees
Rosen Plevneliev	54	Former President of the Republic of Bulgaria	Audit, Compensation and Nominating and Governance (Chair) Committees
Adam D. Portnoy	48	Managing Director of the Company and President and Chief Executive Officer of the Company and The RMR Group LLC	Compensation and Nominating and Governance Committees
Walter C. Watkins, Jr.	72	Principal of WCW Enterprises, LLC, retired executive of Bank One Corporation	Audit, Compensation (Chair) and Nominating and Governance Committees

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS (page 59)

Shareholders are asked to ratify the appointment of Ernst & Young LLP as independent auditors of The RMR Group Inc. for the Company's fiscal year ending September 30, 2019. The Company's Audit Committee evaluates the performance of the Company's independent auditors and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of the Company's operations and industry, the auditors' independence, legal proceedings involving the auditors, the results of PCAOB inspections and peer quality reviews of the auditors and the auditors' reputation in the marketplace. Based on its consideration of these matters, the Audit Committee has appointed Ernst & Young LLP to serve as independent auditors for the fiscal year ending September 30, 2019.

THE RMR GROUP INC.     2019 Proxy Statement    3

TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458

January 23, 2019

PROXY STATEMENT

The Board of Directors (the "Board") is furnishing this Proxy Statement to solicit proxies to be voted at the 2019 Annual Meeting of Shareholders (the "2019 Annual Meeting") of The RMR Group Inc., a Maryland corporation (together with its direct or indirect subsidiaries, the "Company," "we," "us" or "our"). The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Wednesday, April 3, 2019, at 9:30 a.m., Eastern time.

The mailing address of the Company's principal executive offices is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The Company commenced mailing to its shareholders a Notice Regarding the Availability of Proxy Materials containing instructions on how to access the Company's Proxy Statement and its fiscal year 2018 Annual Report on Form 10-K on or about January 23, 2019.

All properly executed written proxies, and all properly completed proxies submitted by telephone or internet, that are delivered pursuant to this solicitation will be voted at the 2019 Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to it being exercised at the meeting. These proxies also may be voted at any postponements or adjournments of the meeting.

Only owners of record of shares of common stock of the Company as of the close of business on January 16, 2019, the record date for the meeting (the "Record Date"), are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of shares of our Class A Common Stock ("Class A Common Shares") are entitled to one vote for each Class A Common Share held on the Record Date, holders of shares of our Class B-1 Common Stock ("Class B-1 Common Shares") are entitled to ten votes for each Class B-1 Common Share held on the Record Date and holders of shares of our Class B-2 Common Stock ("Class B-2 Common Shares," and, together with Class A Common Shares and Class B-1 Common Shares, "Common Shares") are entitled to ten votes for each Class B-2 Common Share held on the Record Date. Holders of our Class A Common Shares, Class B-1 Common Shares and Class B-2 Common Shares will vote as a single class on all matters at the 2019 Annual Meeting of Shareholders. Our Class A Common Shares are listed on The Nasdaq Stock Market LLC ("Nasdaq"). On January 16, 2019, there were 15,229,687 Class A Common Shares, 1,000,000 Class B-1 Common Shares and 15,000,000 Class B-2 Common Shares issued and outstanding.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2019 ANNUAL MEETING TO BE HELD ON WEDNESDAY, APRIL 3, 2019.

The Notice of 2019 Annual Meeting, Proxy Statement and Annual Report to Shareholders for the year ended September 30, 2018 are available at www.proxyvote.com.

4    THE RMR GROUP INC.     2019 Proxy Statement

QUESTIONS AND ANSWERS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2019 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2019 Annual Meeting, this Proxy Statement and the Company's Annual Report on Form 10-K to shareholders for the fiscal year ended September 30, 2018 (the "Annual Report" and, together with the other materials, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require the Company to give you when it asks you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy. We are asking you to designate the following three persons as your proxies for the 2019 Annual Meeting: Jennifer B. Clark, Managing Director, Executive Vice President, General Counsel and Secretary, Matthew P. Jordan, Executive Vice President, Chief Financial Officer and Treasurer; and Adam D. Portnoy, Managing Director, President and Chief Executive Officer.

2. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Equiniti Shareowner Services, you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all the Class A Common Shares you hold in certificate form and in book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Class A Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Class A Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Class A Common Shares.

3. What different methods can I use to vote?

By Written Proxy. All shareholders of record can submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern time, on April 2, 2019 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

By Telephone or Internet. All shareholders of record also can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or

THE RMR GROUP INC.     2019 Proxy Statement    5

proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern time, on April 2, 2019 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

In Person. All shareholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 15.

4. Who may vote at the 2019 Annual Meeting?

Holders of record of Class A Common Shares, Class B-1 Common Shares or Class B-2 Common Shares as of the close of business on January 16, 2019, the Record Date, may vote at the meeting. Holders of Class A Common Shares are entitled to one vote for each Class A Common Share held on the Record Date. Holders of Class B-1 Common Shares are entitled to ten votes for each Class B-1 Common Share held on the Record Date and holders of Class B-2 Common Shares are entitled to ten votes for each Class B-2 Common Share held on the Record Date. Holders of our Class A Common Shares, Class B-1 Common Shares and Class B-2 Common Shares will vote as a single class on all matters at the meeting. As of the close of business on the Record Date, there were 15,229,687 Class A Common Shares, 1,000,000 Class B-1 Common Shares and 15,000,000 Class B-2 Common Shares entitled to vote at the meeting.

5. What are my voting choices for each of the proposals to be voted on at the 2019 Annual Meeting and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard

Item 1: Election of Directors	• vote in favor of all Director nominees;
• withhold your vote for all Director nominees; or
• vote in favor of one or more Director nominees and withhold your vote for the other Director nominee(s).
	The Board recommends a vote FOR all Director nominees.	Plurality of all votes cast
Item 2: Ratification of the appointment of Ernst & Young LLP as independent auditors*	• vote in favor of the ratification; • vote against the ratification; or • abstain from voting on the ratification. The Board recommends a vote FOR the ratification.	Majority of all votes cast

  *
  Our Audit Committee, which is 100% comprised of Independent Directors, appoints the Company's independent auditors. Your vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee values the opinions of the Company's shareholders and may reconsider its prior appointment of the independent auditors or consider the results of this shareholder vote, among other factors, when it determines to appoint the Company's independent auditors in the future.

6    THE RMR GROUP INC.     2019 Proxy Statement

6. What if I am a shareholder of record and do not specify a choice for a matter when returning a proxy card or authorizing a proxy by internet or telephone?

If you return a signed proxy card or authorize a proxy by internet or telephone and do not specify a choice for a matter, you will be instructing your proxy to vote in the manner recommended by the Board on that matter:

  •
  FOR the election of all Director nominees identified in this Proxy Statement; and

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  FOR the ratification of the appointment of Ernst & Young LLP as independent auditors.

7. What if I am a beneficial owner and do not give voting instructions to my broker?

If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, the following applies:

Non-Discretionary Items.    The election of Directors is a non-discretionary item and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. The result of the inability of a broker, bank or other nominee to vote on a non-discretionary item for which it has not received specific voting instructions from beneficial owners is referred to as a broker non-vote.

Discretionary Items.    The ratification of the appointment of Ernst & Young LLP as independent auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

8. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at the 2019 Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the 2019 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of any Item to be voted on at the 2019 Annual Meeting. A proxy marked "WITHHOLD" with respect to Item 1 will have the same effect as an abstention. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Item 1. There can be no broker non-votes on Item 2 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.

9. What may I do if I change my mind after I authorize a proxy to vote my shares?

Shareholders have the right to revoke a proxy at any time before it is voted at the 2019 Annual Meeting, subject to the proxy voting deadlines described above. Shareholders may revoke a proxy by authorizing a proxy again on a later date by internet or by telephone (only the last internet or telephone proxy submitted prior to the meeting will be counted) or by signing and returning a later dated proxy card or by attending the meeting and voting in person. If you are a beneficial owner, see the response to question 15.

THE RMR GROUP INC.     2019 Proxy Statement    7

A shareholder's attendance at the 2019 Annual Meeting will not revoke that shareholder's proxy unless that shareholder votes again at the meeting or sends an original written statement to the Secretary of the Company revoking the prior proxy. An original written notice of revocation or subsequent proxy should be delivered to The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Secretary, or hand delivered to the Secretary before the taking of the vote at the 2019 Annual Meeting.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

10. Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2019 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of the 2019 Annual Meeting.

Instead of receiving future copies of the Company's proxy materials by mail, shareholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

11. When will the Company announce the voting results?

The Company will report the final results in a Current Report on Form 8-K filed with the SEC following the completion of the 2019 Annual Meeting.

12. How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Class A Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by the Company's and its subsidiaries' directors, officers and employees, by mail, telephone or other electronic means or in person.

13. What is householding?

As permitted by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2019 Annual Meeting, this Proxy Statement and the Annual Report to Shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 796-8230. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

8    THE RMR GROUP INC.     2019 Proxy Statement

2019 Annual Meeting Information

14. How do I attend the 2019 Annual Meeting in person?

IMPORTANT NOTE: If you plan to attend the 2019 Annual Meeting, you must follow these instructions to ensure admission.

All attendees need to bring photo identification for admission. Please note that cameras and audio or video recorders are not permitted at the meeting. Any cell phones, pagers or similar electronic devices must be shut off for the duration of the meeting.

Attendance at the meeting is limited to the Company's Directors and officers, shareholders as of the Record Date (January 16, 2019) or their duly authorized representatives or proxies, and other persons permitted by the Chairman of the meeting.

  •
  Record owners:  If you are a shareholder as of the Record Date who holds shares directly, you need not present any documentation to attend the 2019 Annual Meeting, other than photo identification.

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  Beneficial owners: If you are a shareholder as of the Record Date who holds shares indirectly through a brokerage firm, bank or other nominee, you must present evidence of your beneficial ownership of shares. For this purpose, a copy of a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable and such copy may be retained by the Company. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 15.

  •
  Authorized named representatives: If you are a shareholder as of the Record Date and intend to appoint an authorized named representative to attend the meeting on your behalf, including if you are a corporation, partnership, limited liability company or other entity, you must notify us of your intent by regular mail to our Secretary or by email to secretary@rmrgroup.com. Requests for authorized named representatives to attend the meeting must be received no later than Monday, April 1, 2019, or if the meeting is postponed or adjourned to a later date, on or before the 2nd business day before the reconvened meeting.

Please include the following information when submitting your request:

  (1)
  Your name and complete mailing address;

  (2)
  Proof that you owned shares of the Company as of January 16, 2019 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the bank, broker or other nominee holding your shares); and

  (3)
  A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and email address of the authorized named representative.

Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized to attend the meeting. For admission to the meeting, the photo ID presented must match the documentation provided in response to item (3) above. The Company reserves the right to limit the number of representatives who may attend the meeting.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-8230.

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15. How can I vote in person at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2019 Annual Meeting, you need a legal proxy from your bank, broker or other nominee. You also need to follow the procedures described in the response to question 14 and to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 14. However, you will not be able to vote your shares at the meeting without a legal proxy. The Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Company Documents, Communications and Shareholder Proposals

16. How can I view or request copies of the Company's SEC filings and other documents?

You can visit our website to view our Governance Guidelines, Board committee charters and Code of Business Conduct and Ethics (the "Code"). To view these documents, go to www.rmrgroup.com, click on "Investors & Media" and then click on "Corporate Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Directors and executive officers, go to www.rmrgroup.com, click on "Investors & Media" and then click on "Financial Information."

We will deliver free of charge, upon request, a copy of the Company's Governance Guidelines, Board committee charters, Code or Annual Report to any shareholder requesting a copy. Requests should be directed to Investor Relations at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

17. How can I communicate with the Company's Directors?

Any shareholder or other interested person who wants to communicate with the Company's Directors, individually or as a group, should write to the party for whom the communication is intended, c/o Secretary, The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@rmrgroup.com. The communication will then be delivered to the appropriate party or parties.

18. How do I submit a proposal for action at the 2020 annual meeting of shareholders?

A proposal for action to be presented by any shareholder at the Company's 2020 annual meeting of shareholders must be submitted as follows:

  •
  For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by September 25, 2019.

  •
  For a nomination or proposal to be timely for purposes of Rule 14a-4(c)(1) under the Exchange Act, the proposal must be received by the Company no later than December 9, 2019.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 31 of this Proxy Statement.

10    THE RMR GROUP INC.     2019 Proxy Statement

ELECTION OF DIRECTORS (ITEM 1)

The Board serves as the decision making body of the Company, except for those matters reserved to the shareholders. The Board selects and oversees the Company's officers, who are charged by the Board with conducting the day to day business of the Company.

Election Process

In accordance with our Articles of Amendment and Restatement (our "Charter") and our Bylaws, the Board currently consists of five members, three of whom are Independent Directors and two of whom are Managing Directors.

A plurality of all the votes cast at the meeting at which a quorum is present is required to elect a Director at the 2019 Annual Meeting.

Director Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Director and for recommending to the Board nominees for election at each annual meeting of shareholders. The Nominating and Governance Committee may consider candidates suggested by the Company's Directors, officers or shareholders or by others.

Shareholder Recommendations for Nominees. Shareholders who would like to recommend a nominee for the position of Director should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee, c/o The RMR Group Inc., Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@rmrgroup.com. A shareholder's recommendation should include any information that the recommending shareholder believes relevant to the Nominating and Governance Committee's consideration. The Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

Director Qualifications

Directors are responsible for overseeing the Company's business. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements that are applicable to all Directors, qualifications applicable to Independent Directors and other skills and experience that should be represented on the Board as a whole, but not necessarily by each Director. In accordance with our Charter and Bylaws, the Board consists of five Directors: two Managing Directors and three Independent Directors. As set forth in our Bylaws, Independent Directors are Directors who are not employees of the Company, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of the Nasdaq and the SEC. As set forth in our Bylaws, Managing Directors are Directors who are not Independent Directors and who have been employees of the Company or any of its subsidiaries or involved in the day to day activities of the Company, any of its subsidiaries or any of their predecessors for at least one year prior to such Director's election. The Board and the Nominating and Governance Committee consider the qualifications of Directors and Director candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by shareholders, the Nominating and Governance Committee considers the potential nominee's integrity, experience, achievements, judgment, intelligence, competence, personal character, likelihood that a candidate will be

THE RMR GROUP INC.     2019 Proxy Statement    11

able to serve on the Board for an extended period and other matters that the Nominating and Governance Committee deems appropriate. The Nominating and Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and Nominating and Governance Committee require that each Director candidate be a person of high integrity with a proven record of success in his or her field. Each Director candidate must demonstrate the ability to make independent analytical inquiries, familiarity with and respect for corporate governance requirements and practices and a commitment to serving the Company's long term best interests. In addition, the Nominating and Governance Committee may conduct interviews of potential Director candidates to assess intangible qualities, including the individual's ability to ask appropriate questions and to work collegially. The Board does not have a specific diversity policy in connection with the selection of nominees for Director, but due consideration is given to the Board's overall balance of diversity, including perspectives, backgrounds and experiences.

Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company's long term interests. The following table summarizes certain key characteristics of the Company's business and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience

The Board's responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage those risks.	• Risk oversight/management expertise. • Service on other public company boards and committees. • Operating business experience.

The Company's business involves complex financial and real estate transactions.

•

High level of financial literacy.

•

Knowledge of asset management and commercial real estate industries.

•

Familiarity with client company sectors.

•

Management/leadership experience.

•

Knowledge of the Company's historical business activities.

•

Familiarity with the public capital markets.

•

Work experience.

The Board meets frequently and, at times, on short notice to consider time sensitive issues.	• Sufficient time and availability to devote to Board and committee matters. • Practical wisdom and mature judgment.

The Board will be better informed if the members of the Board have diverse perspectives, backgrounds and experiences.	• Gender and ethnic diversity. • Nationality. • Experience.

The Board is comprised of two Managing Directors and three Independent Directors.

•

Qualifying as a Managing Director in accordance with the requirements of our Bylaws.

•

Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

12    THE RMR GROUP INC.     2019 Proxy Statement

2019 Nominees for Director

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Jennifer B. Clark and Adam D. Portnoy for election as Managing Directors and Ann Logan, Rosen Plevneliev and Walter C. Watkins, Jr. for election as Independent Directors. Each Director nominee currently serves on the Board. If elected, each nominee would serve until the Company's 2020 annual meeting of shareholders and until his or her successor is duly elected and qualifies, subject to the individual's earlier death, resignation, retirement, disqualification or removal.

We expect each nominee for election as a Director will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

The Board believes that the combination of the various qualifications, attributes, skills and experiences of the Director nominees would contribute to an effective Board serving the Company's long term best interests. The Board and the Nominating and Governance Committee believe that the Director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management. Below is a summary of the key experiences, qualifications, attributes and skills that led the Nominating and Governance Committee and the Board to conclude such person is currently qualified to serve as a Director.

The Board of Directors recommends a vote "FOR" the election of all Director nominees.

Directors and Executive Officers

The following is some important biographical information, including the ages and recent principal occupations, as of January 16, 2019, of the Director nominees and the Company's executive officers. The business address of the Director nominees and executive officers is c/o The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. Included in each Director nominee's biography below are the attributes of that Director nominee consistent with the qualifications, attributes, skills and experience the Board has determined are important to be represented on the Board. For a general discussion of the particular Director nominee's qualifications, attributes, skills and experience, and the process for selecting and nominating individuals for election to serve as a Director, please see "Election of Directors" beginning on page 11.

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Directors and Director Nominees

Jennifer B. Clark

Managing Director since 2018

Term: Term expiring at the 2019 Annual Meeting

Age: 57

Board Committees: Nominating and Governance

Other Public Company Boards: Senior Housing Properties Trust (since 2018); RMR Real Estate Income Fund (since 2019)

Ms. Clark has been our Executive Vice President, General Counsel and Secretary since shortly after our formation in 2015. Ms. Clark joined our majority owned operating subsidiary, The RMR Group LLC ("RMR LLC"), in 1999 as a vice president; she became a senior vice president in 2006, an executive vice president and general counsel in 2008 and secretary in 2015. Ms. Clark serves as secretary of Hospitality Properties Trust, Industrial Logistics Properties Trust, Office Properties Income Trust (formerly known as Government Properties Income Trust), Senior Housing Properties Trust, Tremont Mortgage Trust, Five Star Senior Living Inc. and TravelCenters of America LLC. Ms. Clark also serves as a director and secretary of Sonesta International Hotels Corporation, director, executive vice president, general counsel and secretary of Tremont Realty Advisors LLC and secretary and chief legal officer of RMR Real Estate Income Fund. Ms. Clark has also served as secretary of RMR Office Property Fund LP since 2018 and as a director of RMR Advisors LLC since 2016 and as its president and chief executive officer since 2019, and prior to that as its executive vice president, general counsel and secretary from October 2017 through December 2018, as vice president and chief legal officer from 2007 through September 2017, and as secretary since 2004. Ms. Clark also served as a secretary of Select Income REIT from 2012 and until its merger into a wholly-owned subsidiary of Office Properties Income Trust (then known as Government Properties Income Trust) in December 2018. Prior to joining RMR LLC, Ms. Clark was a partner at the law firm of Sullivan & Worcester LLP.

Specific Qualifications, Attributes, Skills and Experience:

•

professional skills and experience in legal, corporate governance and real estate matters;

•

leadership position with RMR LLC and demonstrated management ability;

•

extensive experience in, and knowledge of, the commercial real estate industry and REITs;

•

institutional knowledge earned through prior service as an officer of the Company and in leadership positions with RMR LLC;

•

female; and

•

qualifying as a Managing Director in accordance with the requirements of our Bylaws.

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Ann Logan

Independent Director since 2015

Term: Term expiring at the 2019 Annual Meeting

Age: 64

Board Committees: Audit (Chair); Compensation; Nominating and Governance

Other Public Company Boards: None

Ms. Logan was previously employed in various executive capacities at Fannie Mae, a U.S. Government sponsored enterprise with various classes of publicly owned securities, including as executive vice president of the single family mortgage business from 1998 to 2000 and as executive vice president and chief credit officer from 1993 to 1998. Since her employment at Fannie Mae, Ms. Logan has been involved in a number of nonprofit organizations, including serving on the boards of The Washington School for Girls and Georgetown Preparatory School, and she currently serves as chair of the board of trustees of Bryn Mawr College. Ms. Logan previously served from 2005 to 2010 as a member of the board of directors of PHH Corporation, a New York Stock Exchange listed company providing real estate mortgage and automotive fleet services, where she was chair of the risk management committee and served on the audit and compensation committees. During 2014, Ms. Logan served on the board of trustees of Equity Commonwealth where she served on the audit, compensation and nominating and governance committees.

Specific Qualifications, Attributes, Skills and Experience:

•

experience in the real estate mortgage and credit industries;

•

valuable perspective on the broader real estate industry;

•

professional skills, training and expertise in finance and risk management matters;

•

demonstrated management ability;

•

service on boards and board committees and experience as a senior executive of a public company;

•

female; and

•

qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

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Rosen Plevneliev

Independent Director since 2017

Term: Term expiring at the 2019 Annual Meeting

Age: 54

Board Committees: Audit; Compensation; Nominating and Governance (Chair)

Other Public Company Boards: None

Mr. Plevneliev is the former president of the Republic of Bulgaria, having served from January 22, 2012 to January 22, 2017. From 2009 to 2011, he served as Bulgaria's Minister of Regional Development and Public Works, overseeing the country's infrastructure, communications and development projects. Prior to government service, Mr. Plevneliev was a partner and chief executive officer of IRIS International Ltd, a construction management firm that he founded in 1990, and managed several prominent projects in Germany and Bulgaria, including the Reichstag, Munich Airport and the Sofia Business Park, the first business park in Bulgaria and the largest office park in southeastern Europe. Mr. Plevneliev is a former member of the board of directors of the American Chamber of Commerce in Bulgaria, the board of the Confederation of Employers and Industrialists in Bulgaria and the board of the "For Our Children" Foundation.

Specific Qualifications, Attributes, Skills and Experience:

•

executive experience and demonstrated leadership ability as a former head of state;

•

experience heading large scale real estate construction and development projects in both the public and private sectors;

•

experience as a senior executive of a construction management company;

•

Bulgarian national; and

•

qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

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Adam D. Portnoy

Managing Director since 2015

Term: Term expiring at the 2019 Annual Meeting

Age: 48

Board Committees: Compensation; Nominating and Governance

Other Public Company Boards: Hospitality Properties Trust (since 2007); Senior Housing Properties Trust (since 2007); Office Properties Income Trust (formerly known as Government Properties Income Trust, since 2009); RMR Real Estate Income Fund, including its predecessor funds (since 2009); Tremont Mortgage Trust (since 2017); Industrial Logistics Properties Trust (since 2017); Five Star Senior Living Inc. (since 2018); TravelCenters of America LLC (since 2018)

Mr. Portnoy has been our President and Chief Executive Officer since shortly after our formation in 2015. Mr. Portnoy has been president and chief executive officer of RMR LLC since 2005 and was a director of RMR LLC from 2006 until June 5, 2015 when RMR LLC became a majority owned subsidiary of the Company and we became RMR LLC's managing member. Mr. Portnoy has been a director of RMR Advisors LLC since 2007 and served as its president from 2007 to September 2017 and its chief executive officer from 2015 to September 2017. Mr. Portnoy has been a director of Tremont Realty Advisors LLC since March 2016 and served as its president and chief executive officer from March 2016 through December 2017. Mr. Portnoy is an owner, the sole trustee and an officer of ABP Trust, the controlling shareholder of the Company. Mr. Portnoy is the majority owner and has been a director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy served as president of RMR Real Estate Income Fund from 2007 to 2015 and as president of Office Properties Income Trust from 2009 to 2011. Mr. Portnoy was a managing trustee of Select Income REIT from 2011 until it merged with a wholly owned subsidiary of Office Properties Income Trust (then known as Government Properties Income Trust) in December 2018. Mr. Portnoy was a managing trustee of Equity Commonwealth from 2006 until 2014 and served as its president from 2011 to 2014. Prior to joining RMR LLC in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as chief executive officer of a privately financed telecommunications company. Mr. Portnoy currently serves as the Honorary Consul General of the Republic of Bulgaria to the Commonwealth of Massachusetts and on the Board of Directors of Pioneer Institute, and previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the asset management and commercial real estate industries and REITs;

•

key leadership position with the Company and its subsidiaries and demonstrated management ability;

•

public company director service;

•

experience in investment banking and private equity;

•

institutional knowledge earned through prior service on the boards of trustees and directors of our client companies and familiarity with our client companies' businesses; and

•

qualifying as a Managing Director in accordance with the requirements of our Bylaws.

THE RMR GROUP INC.     2019 Proxy Statement    17

Walter C. Watkins, Jr.

Independent Director since 2015

Term: Term expiring at the 2019 Annual Meeting

Age: 72

Board Committees: Audit; Compensation (Chair); Nominating and Governance

Other Public Company Boards: None

Mr. Watkins is the principal of WCW Enterprises, LLC, which he founded in 2000 to provide business consulting services and manage certain private investments. Prior to founding WCW Enterprises, Mr. Watkins served in various executive capacities at Bank One Corporation (the successor to First Chicago NBD, NBD Bancorp and National Bank of Detroit) from 1968 to 2000, including serving as executive vice president and president of Bank One, Michigan. As executive vice president, he was responsible for middle market banking in Michigan, Ohio and Kentucky, from 1998 to 2000. As president of Bank One, Michigan, he was the bank's primary public spokesman, community liaison and business coordinator for the state of Michigan. Mr. Watkins served as the chief development officer for the City of Detroit from 2002 to 2006 and the interim chief executive officer of Detroit Regional Convention Facility Authority from 2009 to 2010. Mr. Watkins is a member of the board of directors of Omega Psi Phi Fraternity Federal Credit Union. His past board affiliations include Health Alliance Plan, Detroit Economic Growth Corporation, Detroit Medical Center, Detroit Regional Chamber of Commerce, United Way of Southeast Michigan and Fisk University.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated business leadership as a successful entrepreneur;

•

work on community boards and committees;

•

experience as a senior executive officer of a large banking business;

•

financial background;

•

African-American; and

•

qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

18    THE RMR GROUP INC.     2019 Proxy Statement

Executive Officers

Adam D. Portnoy

Managing Director, President and Chief Executive Officer since 2015 President and Chief Executive Officer of RMR LLC since 2006 Age: 48 Mr. Portnoy's background and qualifications are described above.

Jennifer B. Clark

Managing Director since 2018

Executive Vice President, General Counsel and Secretary since 2015

Executive Vice President and General Counsel of RMR LLC since 2008 and Secretary of RMR LLC since 2015

Age: 57

Ms. Clark's background and qualifications are described above.

Matthew P. Jordan

Executive Vice President since 2018

Chief Financial Officer and Treasurer since 2015

Executive Vice President, Chief Financial Officer and Treasurer of RMR LLC since 2017

Age: 43

Mr. Jordan joined RMR LLC in April 2012 as chief accounting officer; he became senior vice president, chief financial officer and treasurer of RMR LLC in November 2012; and he became an executive vice president, chief financial officer and treasurer of RMR LLC in October 2017. Mr. Jordan has also been the chief financial officer and treasurer of RMR Office Property Fund LP since 2018. Mr. Jordan has been an executive vice president, chief financial officer and treasurer of RMR Advisors LLC since October 2017. Mr. Jordan has also been the executive vice president, chief financial officer and treasurer of Tremont Realty Advisors LLC since October 2017; he was previously a vice president, treasurer and chief financial officer of Tremont Realty Advisors LLC since its formation in 2016. Prior to joining RMR LLC, Mr. Jordan was employed at Stanley Black & Decker Company from July 2011 until April 2012 and before then at Ernst & Young LLP. Mr. Jordan is a certified public accountant.

THE RMR GROUP INC.     2019 Proxy Statement    19

David M. Blackman

Executive Vice President of RMR LLC since 2013

Age: 56

Mr. Blackman joined RMR LLC in 2009 as senior vice president, and he became executive vice president of RMR LLC in 2013. Mr. Blackman has been a director, president and chief executive officer of Tremont Realty Advisors LLC since 2018, and an executive vice president of Tremont Realty Advisors LLC from its formation in 2016 through December 2017. Mr. Blackman has been a managing trustee of Tremont Mortgage Trust since 2018 and its chief executive officer since shortly after its formation in 2017. Mr. Blackman also has been a managing trustee of Office Properties Income Trust (formerly known as Government Properties Income Trust) since 2019 and president and chief executive officer since May 2018, and was previously its president and chief operating officer from 2011 until May 2018, and before then its chief financial officer and treasurer from 2009 through 2011. Mr. Blackman has also served as the president of RMR Office Property Fund LP since 2018. Mr. Blackman was a managing trustee and president and chief executive officer of Select Income REIT from 2018 until it merged with a wholly owned subsidiary of Office Properties Income Trust (then known as Government Properties Income Trust) in December 2018, and he was its president and chief operating officer from 2011 through April 2018. Prior to joining RMR LLC, Mr. Blackman was employed as a banker at Wachovia Corporation and its predecessors for 23 years, where he focused on real estate finance matters, including serving as a managing director in the real estate section of Wachovia Capital Markets, LLC from 2005 through 2009.

John G. Murray

Executive Vice President of RMR LLC since 2001

Age: 58

Mr. Murray has served in various capacities with RMR LLC and its affiliates since 1993, including as an executive vice president of RMR LLC since 2001 and as a senior vice president of RMR LLC from 1993 to 2001. Mr. Murray has been a managing trustee since April 2018 and the president and chief executive officer of Hospitality Properties Trust since June 2018, and before then he was its president and chief operating officer from 1996 until June 2018, and its chief financial officer and treasurer from 1995 to 1996. Mr. Murray has also been a managing trustee and the president and chief executive officer of Industrial Logistics Properties Trust since December 2018. From 2014 to 2017, Mr. Murray served as a member of the board of directors of the American Hotel & Lodging Association representing the owners' segment of the association. Prior to joining RMR LLC, Mr. Murray was employed at Fidelity Brokerage Services Inc. and at Ernst & Young LLP.

20    THE RMR GROUP INC.     2019 Proxy Statement

Andrew J. Rebholz

Executive Vice President of RMR LLC since 2018

Age: 53

Since January 2018, Mr. Rebholz has been an executive vice president of RMR LLC and chief executive officer and a managing director of TravelCenters of America LLC. From 2007 through 2017, Mr. Rebholz served as a senior vice president of RMR LLC and executive vice president, chief financial officer and treasurer of TA. Previously, Mr. Rebholz served as TA's senior vice president and controller from January 2007 until November 2007. Prior to that time, he served as vice president and controller of TravelCenters of America, Inc., TA's predecessor, since 2002, and as corporate controller of TA's predecessor prior to that since 1997.

There are no family relationships among any of the Company's Directors or executive officers. The Company's executive officers serve at the discretion of the Board.

THE RMR GROUP INC.     2019 Proxy Statement    21

DIRECTOR COMPENSATION

The Compensation Committee is responsible for making recommendations to the Board regarding cash compensation paid to Directors and the Equity Plan Committee, a subcommittee of the Compensation Committee, is responsible for determining and approving the Class A Common Shares awarded to Directors, in each case, for Board, committee and committee chair services. Managing Directors do not receive cash compensation for their services as Directors but do receive Class A Common Share awards for their Board service. The number of Class A Common Shares awarded to each Managing Director for Board service is the same as the number awarded to each Independent Director.

In determining the amount and composition of our Directors' compensation, the Compensation Committee (including the Equity Plan Committee) and the Board take various factors into consideration, including, but not limited to, the responsibilities of Directors generally, as well as for service on committees and as committee chairs, and the forms of compensation paid to directors or trustees by comparable companies, including the compensation of directors and trustees of other companies managed by RMR LLC. The Board reviews the Compensation Committee's recommendations regarding Director cash compensation and determines and approves the amount of such compensation.

Fiscal Year 2018 Director Compensation

Each Independent Director received an annual fee of $60,000 for services as a Director, plus a fee of $1,250 for each meeting attended. The annual fee for any new Independent Director is prorated for the initial year. Up to two $1,250 fees were paid if a Board meeting and one or more Board committee meetings, or two or more Board committee meetings, were held on the same date. Each Independent Director and Managing Director received an award of 2,500 Class A Common Shares in fiscal year 2018.

Each Independent Director who served as a committee chair of the Board's Audit, Compensation or Nominating and Governance Committees received an additional annual fee of $15,000, $10,000 and $10,000, respectively. Directors were reimbursed for travel expenses they incurred in connection with their duties as Directors and for out of pocket costs they incurred in connection with their attending certain continuing education programs, if any.

The following table details the total compensation of the Directors for the fiscal year ended September 30, 2018 for services as a Director.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)

Jennifer B. Clark(3)(4)	$—	$172,750	$—	$172,750
Ann Logan	108,750	172,750	—	281,500
Rosen Plevneliev	92,500	172,750	—	265,250
Adam D. Portnoy(3)	—	172,750	—	172,750
Barry M. Portnoy(3)(4)	—	—	—	—
Walter C. Watkins, Jr.	93,750	172,750	—	266,500

  (1)
  The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Director in fiscal year 2018, consisting of a $60,000 annual cash fee and, for each of Ms. Logan and Messrs. Plevneliev and Watkins, an additional $15,000, $10,000 and $10,000, respectively, for service as a committee chair in fiscal year 2018. Ms. Logan also earned an additional $10,000 for serving as chair of the special committee of the Board that was formed in connection with the Company's consideration and negotiation of the transaction with ABP Trust related to the formation of RMR Office Property Fund LP, which is further described elsewhere in this Proxy Statement under "Certain Related Person Transactions." Ms. Logan earned an additional $23,750 in fees for meetings attended in fiscal year 2018 and Messrs. Plevneliev and Watkins each earned an additional $22,500 and $23,750, respectively, for meetings attended in fiscal year 2018.

22    THE RMR GROUP INC.     2019 Proxy Statement

  (2)
  Equals 2,500 Class A Common Shares multiplied by the closing price of such shares on the award date, March 28, 2018. Amounts shown are also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards CodificationTM Topic 718, "Compensation—Stock Compensation" ("ASC 718") (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the award). No assumptions were used in this calculation. All awards fully vested on the award date.

  (3)
  Managing Directors do not receive cash compensation for their services as Directors. The compensation of Messrs. Adam Portnoy and Barry Portnoy and Ms. Clark for their services as executive officers of the Company is not included here and is described below under "Executive Compensation."

  (4)
  Mr. Barry M. Portnoy served as a Managing Director of the Company until his death on February 25, 2018. The Board elected Jennifer B. Clark as a Managing Director on March 28, 2018.

THE RMR GROUP INC.     2019 Proxy Statement    23

CORPORATE GOVERNANCE

The Company is committed to corporate governance that promotes the long term interests of our shareholders. The Board has established Governance Guidelines that provide a framework for effective governance. The guidelines address matters such as general qualification standards for the Board, Director responsibilities, Board meetings and communications, Board committees, Director access to management and independent advisors, Director compensation, Director orientation and continuing education, executive development and succession planning, related person transactions, annual performance evaluation of the Board and other matters. The Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

The governance section of our website makes available our corporate governance materials, including the Governance Guidelines, the charter for each Board committee, the Code and information about how to report concerns or complaints about accounting, internal accounting controls or auditing matters and any violations or possible violations of the Code and how to communicate with our Directors, individually or as a group. To access these documents on the Company's website, www.rmrgroup.com, click on "Investors & Media" and then click on "Corporate Governance." In addition, instructions on how to obtain copies of the Company's corporate governance materials are included in the response to question 16 in the "Questions and Answers" section on page 10.

Board Leadership Structure

In accordance with our Charter and Bylaws, the Board is comprised of five Directors, including three Independent Directors and two Managing Directors. All Directors play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of our Directors is to exercise sound, informed and independent business judgment in overseeing the Company and its strategic direction. Our Directors are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit and nonprofit organizations, and also have served as government officials. Our Directors may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisors. The Board is small, which facilitates informal discussions and communication from management to the Board and among Directors.

We do not have a Chairman of the Board or a lead Independent Director. Other than Jennifer Clark and Adam Portnoy, our executive officers are not members of the Board, but they and the Company's Director of Internal Audit may attend Board and Board committee meetings at the invitation of the Board. The Company's President or the Board may call a special meeting of the Board.

Pursuant to the Company's Governance Guidelines, the Company's Independent Directors are expected to meet in regularly scheduled meetings at which only Independent Directors are present. The presiding Director at these meetings is the Chair of the Audit Committee, unless the Independent Directors in attendance select another Independent Director to preside. Our Independent Directors may also meet to consider Company business without the attendance of the Managing Directors or other officers, and they meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. In such meetings of the Company's Independent Directors, the Chair of the Audit Committee presides unless the Independent Directors determine otherwise.

In the fiscal year 2018, the Board held nine meetings. In fiscal year 2018, each Director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served during the period he or she served as a Director. All of the Directors attended last year's annual meeting of shareholders. The Company's policy with respect to Board members' attendance at meetings of the Board and annual meetings of shareholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.rmrgroup.com.

24    THE RMR GROUP INC.     2019 Proxy Statement

Independence of Directors

Under the corporate governance listing standards of the Nasdaq, to be considered independent:

  •
  a director must not have a disqualifying relationship, as defined in the corporate governance section of the Nasdaq rules; and

  •
  the Board must affirmatively determine that the director otherwise has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To facilitate the director independence assessment process, the Board has adopted written Governance Guidelines as described below.

The Board affirmatively determines whether Directors have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Directors or directors of the Company's subsidiaries. In making independence determinations, the Board observes Nasdaq and SEC criteria, as well as the criteria in our Bylaws. When assessing a Director's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Director's standpoint, but also from that of the persons or organizations with which the Director has an affiliation. Based on this review, the Board has determined that Ann Logan, Rosen Plevneliev and Walter C. Watkins, Jr. currently qualify as independent directors under applicable Nasdaq and SEC criteria and as Independent Directors under our Bylaws. In making these independence determinations, the Board reviewed and discussed additional information provided by the Directors and the Company with regard to each of the Directors' relationships with the Company and its affiliates and those companies to which the Company or its affiliates provide management or advisory services. The Board has concluded that none of these three Directors possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Director or that could otherwise be a direct or indirect material relationship under applicable criteria of the Nasdaq and SEC.

Board Committees

The Board has an Audit Committee, Compensation Committee (including an Equity Plan Committee) and Nominating and Governance Committee. The Audit Committee, Compensation Committee and Nominating and Governance Committee have each adopted a written charter, which is available on our website, www.rmrgroup.com, by clicking on "Investors & Media" and then clicking on "Corporate Governance." Shareholders may also request copies free of charge by writing to Investor Relations, The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Our Audit Committee is comprised entirely of Independent Directors under applicable Nasdaq rules who also meet the independence criteria applicable to audit committees under the Sarbanes Oxley Act and the SEC's implementing rules under that law.

Our Equity Plan Committee is a subcommittee of our Compensation Committee and operates under the charter of our Compensation Committee and The RMR Group Inc. 2016 Omnibus Equity Plan (the "Equity Plan"). Our Equity Plan Committee is comprised entirely of Independent Directors under applicable Nasdaq rules.

We are a "controlled company" under the rules of the Nasdaq because Adam Portnoy controls more than 50% of our voting power; therefore, our Compensation Committee and Nominating and Governance Committee may, and do, include Independent and Managing Directors. The Director of Internal Audit, with the assistance of Company management, proposes the agenda for committee meetings under the oversight and direction of the Committee Chairs. Additionally, the charter of each of our Audit Committee, Compensation Committee and Nominating and Governance Committee provides that the committee may form and delegate authority to subcommittees of one or more members when appropriate. Subcommittees are subject to the provisions of the applicable committee's charter. Additional information about the committees is provided below.

THE RMR GROUP INC.     2019 Proxy Statement    25

Audit Committee

Ann Logan Committee Chair

"The Audit Committee is dedicated to maintaining the integrity of the Company's financial reporting; monitoring and mitigating the Company's financial risk exposure; selecting, assessing the independence and performance of, and working productively with, the Company's independent auditors; overseeing and collaborating with the Company's internal audit function; and monitoring the Company's legal and regulatory compliance."

Additional Committee Members: Walter C. Watkins, Jr. and Rosen Plevneliev
 Meetings Held in the fiscal year ended September 30, 2018: 8

Purpose and Primary Responsibilities:
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities for oversight of: (1) the integrity of the Company's financial statements; (2) the Company's compliance with legal and regulatory requirements; (3) the independent auditors' qualifications and independence; and (4) the performance of the Company's internal audit function and independent auditor. The Audit Committee takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. Under its charter, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company's independent auditor and the resolution of disagreements between management and the independent auditor regarding financial reporting. The Audit Committee reviews the overall audit scope and plans of the audit with the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee also has final authority and responsibility for the appointment and assignment of duties to the Director of Internal Audit. The Audit Committee also reviews with management and the independent auditors the Company's quarterly reports on Form 10-Q, annual reports on Form 10-K and earnings releases. The Audit Committee reviews and assesses the adequacy of its charter at least annually and, when appropriate, recommends changes to the Board.

Independence:
Each member of the Audit Committee meets the independence requirements of the Nasdaq, the Exchange Act and the Company's Governance Guidelines.

Financial Literacy and Expert:
Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Ms. Logan is the Audit Committee's "financial expert" and is independent as defined by the rules of the SEC and the Nasdaq. The Board's determination that Ms. Logan is the Audit Committee's financial expert was based upon her experience as: (i) a member of the audit committees and risk management committees of other public companies; and (ii) an executive vice president of the single family mortgage business and executive vice president and chief credit officer at Fannie Mae.

26    THE RMR GROUP INC.     2019 Proxy Statement

Compensation Committee

Walter C. Watkins, Jr. Committee Chair

"The Compensation Committee strives to align the Company's compensation practices with the best long term interests of the Company."

Additional Committee Members: Ann Logan, Rosen Plevneliev and Adam D. Portnoy
 Meetings Held in the fiscal year ended September 30, 2018: 5

Purpose and Primary Responsibilities:
The purpose of the Compensation Committee is to discharge directly, or assist the Board in discharging, its responsibilities related to: (1) the oversight of the Company's compensation and employee benefit programs as they apply to executive compensation; (2) the evaluation of services provided by any individual who serves as an executive officer of the Company and qualifies as a "named executive officer" under the applicable rules of the SEC; (3) the determination of compensation paid by the Company to any named executive officer and the approval or ratification of the compensation paid by the Company to other executive officers; (4) the evaluation of the services provided by the person serving as the Director of Internal Audit for the Company; (5) the approval of compensation paid by the Company to the person serving as the Director of Internal Audit for the Company; and (6) the approval (subject to applicable shareholder approval), evaluation and administration of all equity compensation plans of the Company.

Independence:
Ms. Logan and Messrs. Plevneliev and Watkins meet the independence requirements of the Nasdaq, the Exchange Act and the Company's Governance Guidelines.

Equity Plan Committee:
The Equity Plan Committee is a subcommittee of the Compensation Committee, established pursuant to the Compensation Committee charter and our Equity Plan, that has the power and authority to administer and determine share awards granted under the Equity Plan and to determine the cash compensation of Adam Portnoy and Barry Portnoy. The members of the Equity Plan Committee are Ms. Logan and Messrs. Plevneliev and Watkins, each of whom is an Independent Director. This subcommittee held three meetings in the fiscal year ended September 30, 2018.

THE RMR GROUP INC.     2019 Proxy Statement    27

Nominating and Governance Committee

Rosen Plevneliev Committee Chair

"The Nominating and Governance Committee regularly evaluates the Board's leadership structure and corporate governance to promote the best long term interests of the Company."

Additional Committee Members: Ann Logan, Jennifer B. Clark, Adam D. Portnoy and Walter C. Watkins, Jr.
 Meetings Held in the fiscal year ended September 30, 2018: 2

Purpose and Primary Responsibilities:
The principal purposes of the Nominating and Governance Committee are: (1) to identify individuals qualified to become Board members, consistent with criteria approved by the Board, and to recommend candidates to the entire Board for nomination or selection as Board members for each annual meeting of shareholders (or special meeting of shareholders at which directors are to be elected) or when vacancies occur; (2) to develop and recommend to the Board a set of governance principles applicable to the Company; and (3) to oversee the evaluation of the Board and, to the extent not overseen by the Company's Compensation Committee or a committee composed entirely of Directors meeting the independence requirements of the rules of the Nasdaq, Company management.

Independence:
Ms. Logan and Messrs. Plevneliev and Watkins meet the independence requirements of the Nasdaq, the Exchange Act and the Company's Governance Guidelines.

28    THE RMR GROUP INC.     2019 Proxy Statement

Board Oversight of Risk

The Board is elected by shareholders to oversee the Company's business and long term strategy. As part of fulfilling its responsibilities, the Board oversees the safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations. Inherent in these responsibilities is the Board's understanding and oversight of the various risks facing the Company. The Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of the Company's business strategy.

Oversight of Risk

  •
  The Board oversees risk management.

  •
  Board committees play significant roles in carrying out the risk oversight function.

  •
  Management implements risk management and the Company's Director of Internal Audit helps management evaluate and implement risk management.

The Board oversees risk as part of its general oversight of the Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Company is conducted by management, and management is responsible to incorporate risk management in its activities. The Company's Director of Internal Audit provides the Company advice and assistance with the Company's risk management function.

In discharging their oversight responsibilities, the Board and Board committees review regularly a wide range of reports provided to them by management, internal audit and service providers, including:

  •
  reports on market and industry conditions;

  •
  operating and regulatory compliance reports;

  •
  financial reports;

  •
  reports on risk management activities;

  •
  regulatory and legislative updates that may impact the Company;

  •
  reports on the security of the Company's information technology processes and the Company's data; and

  •
  legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with management of the Company, the Director of Internal Audit, counsel and the Company's independent auditors.

The Audit Committee takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Audit Committee meets at least quarterly and reports its findings to the Board. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal control over financial reporting. The Audit Committee also reviews annually, approves and oversees an internal audit plan developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes. The Audit Committee considers risks relating to cybersecurity and, for that purpose, receives regular reports

THE RMR GROUP INC.     2019 Proxy Statement    29

from management regarding cybersecurity risks and countermeasures being undertaken or considered by the Company, including updates on the internal and external cybersecurity landscape and relevant technical developments. The Audit Committee also meets periodically with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of the Company's risk management. The Compensation Committee evaluates the performance of the Company's Director of Internal Audit.

It is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our Annual Report. The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Communication with the Board

The Board has established a process to facilitate communication by shareholders and other interested parties with Directors. Communications should be addressed to Directors in care of the Secretary, The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@rmrgroup.com.

Code of Business Conduct and Ethics

The Company has adopted the Code to, among other things, provide guidance to its Directors, officers and employees to ensure compliance with applicable laws and regulations.

The Company's shareholders, Directors, executive officers and persons involved in the Company's business can ask questions about the Code and other ethics and compliance issues, or report potential violations as follows: by writing to the Director of Internal Audit at The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458; by calling toll free (866) 511-5038 or by filling out a report by visiting the Company's website, www.rmrgroup.com, clicking "Investors & Media," clicking "Corporate Governance" and then clicking "Governance Hotline." We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of our Code that apply to the principal executive officer, principal financial officer or controller, or persons performing similar functions, by posting such information on our website.

Trading Policies

Pursuant to the Company's insider trading policy, Directors and executive officers are required to obtain pre-approval from at least two designated individuals before trading or agreeing to trade in, including by entering into a share trading plan such as a 10b5-1 trading plan, any Company security, except for regular reinvestments in the Company's securities made pursuant to a dividend reinvestment plan.

The Company's insider trading policy generally prohibits (i) the Company's Directors and officers, (ii) the directors and officers of the Company's subsidiaries and (iii) other employees of the Company and its subsidiaries, from, directly or indirectly through family members or others, purchasing or selling Class A Common Shares or the Company's other equity or debt securities while in possession of material, non-public information concerning the Company. Similar prohibitions also apply to trading in the securities of other public companies to which the Company provides management or advisory services on the basis of material, non-public information learned in the course of performing services for those companies.

30    THE RMR GROUP INC.     2019 Proxy Statement

Corporate Sustainability

The Company's business strategy incorporates and values sustainability principles. The Company seeks to build, improve and operate its business and assets in a manner that maximizes efficiency and operations. The Company considers ways to improve our internal working environment and culture and the communities in which we operate without sacrificing performance. Our engagement and sustainability strategy is primarily implemented by our operating subsidiary, RMR LLC, and focuses on a complementary set of objectives, including the following:

  •
  Responsible Investment: During the acquisition of properties, RMR LLC assesses, among other things, sustainability opportunities and climate related risks as part of the due diligence process conducted for its client companies.

  •
  Environmental Stewardship: The Company, through RMR LLC, seeks to improve its environmental footprint by reducing energy consumption and water usage across its portfolio of managed properties, especially when doing so may reduce operating costs and improve the competitive positions of our managed properties and companies.

  •
  Corporate Citizenship: The Company, through RMR LLC, seeks to be a responsible corporate citizen and to strengthen the communities in which it does business. RMR LLC regularly encourages its employees to engage in a variety of charitable and community programs, including participation in a company wide service day and a matching charitable giving program.

To learn more about our sustainability initiatives, visit www.rmrgroup.com/corporate-sustainability.

Shareholder Nominations and Other Proposals

Deadline to Submit Nominations and Proposals for the 2020 Annual Meeting of Shareholders for Purposes of Rule 14a-4(c)(1):   To be timely for purposes of Rule 14a-4(c)(1) under the Exchange Act, shareholder nominations and proposals intended to be made at the 2020 annual meeting of shareholders must be received by the Company not later than December 9, 2019; provided, that, if the date of the 2020 annual meeting of shareholders is more than 30 days earlier or later than April 3, 2020, then a shareholder's notice must be so delivered a reasonable time before the Company sends its proxy materials for the 2020 annual meeting of shareholders.

Deadline to Submit Proposals for the 2020 Annual Meeting of Shareholders for Purposes of Rule 14a-8:    Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal executive offices on or before September 25, 2019 in order to be eligible to be included in the proxy statement for the 2020 annual meeting of shareholders; provided, that, if the date of the 2020 annual meeting of shareholders is more than 30 days before or after April 3, 2020, such a proposal must be submitted within a reasonable time before the Company begins to print its proxy materials. Under Rule 14a-8, the Company is not required to include shareholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

THE RMR GROUP INC.     2019 Proxy Statement    31

Related Person Transactions

In this "Related Person Transactions" section, unless the context requires otherwise, references to "RMR Inc.", "we," "us" and "our" refer solely to The RMR Group Inc., a Maryland corporation, and not any of our subsidiaries. The description of agreements in this "Related Person Transactions" section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to our Annual Report.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) we were, are or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time since October 1, 2017 was:

  •
  a Director, a nominee for Director or an executive officer of us;

  •
  known to us to be the beneficial owner of more than 5% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother in law, father in law, son in law, daughter in law, brother in law or sister in law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

We have adopted written Governance Guidelines that contain guidelines for the consideration and approval of any related person transactions. Under these Governance Guidelines, neither we nor any of our subsidiaries may enter into a transaction in which any Director or executive officer, any member of the immediate family of any Director or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Directors, even if the disinterested Directors constitute less than a quorum. If there are no disinterested Directors, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Directors (as such term is defined under Nasdaq rules). In determining whether to approve or ratify a transaction, the Board, or disinterested Directors or Independent Directors, as the case may be, also act in accordance with any applicable provisions of our Charter and Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Directors or otherwise in accordance with our policies, as described above, and Maryland law. In the case of any transaction with us in which any other employee of us who is subject to the Code who has a direct or indirect material interest in the transaction, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of our Governance Guidelines and the Code are available on our website, www.rmrgroup.com.

Related Persons

We conduct substantially all of our business through our subsidiary, RMR LLC. We have no employees, and the personnel and various services we require to operate our business are or will be provided to us by RMR LLC. We serve as the managing member of RMR LLC and, as of January 16, 2019, we owned

32    THE RMR GROUP INC.     2019 Proxy Statement

15,229,687 class A membership units of RMR LLC and 1,000,000 class B membership units of RMR LLC.

Adam D. Portnoy, one of our Managing Directors, is the sole trustee of our controlling shareholder, ABP Trust, and owns a majority of ABP Trust's voting securities. As of January 16, 2019, Adam D. Portnoy beneficially owned, in aggregate, including through ABP Trust, (i) 132,002 Class A Common Shares, (ii) all the outstanding Class B-1 Common Shares, (iii) all the outstanding Class B-2 Common Shares, and (iv) 15,000,000 Class A Units of RMR LLC. Our Class B-1 Common Shares and Class B-2 Common Shares entitle holders to ten votes per share. As a result of their ownership of our Common Shares and units of RMR LLC, Adam D. Portnoy and ABP Trust, in effect, own in aggregate a combined direct and indirect 51.7% economic interest in RMR LLC and control 91.4% of the voting power of our outstanding Common Shares.

Adam D. Portnoy and Jennifer B. Clark, our other Managing Director, are also officers of ABP Trust and the Company and officers and employees of RMR LLC. Until his death on February 25, 2018, Barry M. Portnoy, one of our founders was a Managing Director of us, an owner and trustee of ABP Trust and an officer and employee of RMR LLC.

Through RMR LLC, we provide management services for four real estate investment trusts: Hospitality Properties Trust (including its subsidiaries, "HPT"); Industrial Logistics Properties Trust (including its subsidiaries, "ILPT"); Office Properties Income Trust, (including its subsidiaries, "OPI"); and Senior Housing Properties Trust (including its subsidiaries, "SNH" and together with HPT, ILPT and OPI, the "Managed Equity REITs"). Prior to December 31, 2018, Select Income REIT (including its subsidiaries, "SIR") was a separate Managed Equity REIT. On December 31 2018, SIR merged with and into a subsidiary of OPI (then known as Government Properties Income Trust ("GOV")), which subsidiary then merged into OPI, and SIR's separate business and property management agreements with RMR LLC were terminated. Since these mergers, the combined company continues to be managed by RMR LLC pursuant to OPI's business and property management agreements with RMR LLC. In this proxy statement, we refer to SIR separately in some instances when referencing matters or time periods on or before December 31, 2018.

As of January 16, 2019, HPT, OPI and SNH owned 2,503,777, 2,801,061, and 2,637,408 of our Class A Common Shares, respectively, and Adam D. Portnoy beneficially owned, in aggregate, including through ABP Trust, 1.1% of HPT's outstanding common shares, 1.2% of ILPT's outstanding common shares, 1.5% of OPI's outstanding common shares and 1.1% of SNH's outstanding common shares.

Through our subsidiary Tremont Realty Advisors LLC ("Tremont Advisors"), we provide advisory services for Tremont Mortgage Trust, a mortgage real estate investment trust (including its subsidiaries, "TRMT" and together with the Managed Equity REITs, the "Managed REITs"). Tremont Advisors is also TRMT's largest shareholder, owning 600,100 of TRMT's common shares, or approximately 18.9% of its outstanding common shares as of January 16, 2019.

Through RMR LLC, we provide management services for three real estate based operating companies: Five Star Senior Living Inc. (including its subsidiaries, "FVE"); Sonesta International Hotels Corporation (including its subsidiaries, "Sonesta"); and TravelCenters of America LLC (including its subsidiaries, "TA" and together with FVE and Sonesta, the "Managed Operators"). Through RMR LLC, we also provide management services to Affiliates Insurance Company, an Indiana insurance company ("AIC"), ABP Trust and RMR Office Property Fund LP, a newly formed private open end real estate fund (the "Open End Fund"). Through our subsidiary RMR Advisors LLC ("RMR Advisors"), we also provide advisory services for RMR Real Estate Income Fund ("RIF"). As of January 16, 2019: Adam D. Portnoy, including through ABP Trust, beneficially owned 35.7% of the outstanding common stock of FVE; Adam D. Portnoy, including through RMR LLC, beneficially owned 4.0% of TA's outstanding common shares; and Adam D. Portnoy, including through ABP Trust, beneficially owned 2.2% of RIF's outstanding common shares. The general partner of the Open End Fund is a subsidiary of ABP Trust, and ABP Trust and RMR LLC are the limited partners of the Open End Fund. As of January 16, 2019, ABP Trust owned 206,300 limited

THE RMR GROUP INC.     2019 Proxy Statement    33

partnership units of the Open End Fund and RMR LLC owned no limited partnership units, but has committed to contributing $100 million to the Open End Fund.

Adam D. Portnoy is a director of AIC and the majority owner and a director of Sonesta. Adam D. Portnoy is also a managing trustee or managing director of each of the Managed REITs, FVE, RIF and TA. Jennifer B. Clark is a managing trustee of RIF and SNH, president of AIC and a director of Sonesta. As of January 16, 2019, ABP Trust owned 14.3% of AIC. Until his death on February 25, 2018, Barry M. Portnoy, was an owner and director of Sonesta and also served as a managing trustee or managing director of the Managed REITs, FVE, RIF and TA and as a director of AIC. Other officers of the Company serve as managing trustees or managing directors of certain of the Managed REITs, RIF and TA and executive officers of the Managed REITs, Managed Operators, RIF, ABP Trust and the Open End Fund.

The Managed Equity REITs, AIC and the Open End Fund have no employees. RMR LLC provides or arranges for all the personnel, overhead and services required for the operation of the Managed Equity REITs, AIC and the Open End Fund pursuant to management agreements with them. All the officers of the Managed Equity REITs, AIC and the Open End Fund are officers or employees of RMR LLC. TRMT has no employees. All the officers, overhead and required office space of TRMT are provided or arranged by Tremont Advisors, and all of TRMT's officers are officers or employees of Tremont Advisors or RMR LLC. RIF has no employees and no office separate from RMR Advisors. All the officers, overhead and required office space of RIF are provided or arranged by RMR Advisors and officers of RIF are officers or employees of RMR Advisors or RMR LLC.

Several of our client companies have material historical and ongoing relationships with other of our client companies and several of the independent trustees and independent directors of our public client companies also serve as independent trustees or independent directors of other of our public client companies. For example, as of January 16, 2019, HPT owned 8.5% of the outstanding common shares of TA and SNH owned 8.3% of the outstanding common stock of FVE. In addition, ABP Trust, HPT, ILPT, OPI, SNH, FVE and TA each own 14.3% of the outstanding common stock of AIC and are parties to an AIC shareholders agreement, and Adam D. Portnoy, and the independent trustees and independent directors of the Managed REITs, FVE and TA serve on the board of directors of AIC. HPT is TA's principal landlord, and TA is HPT's largest tenant, operating travel center locations owned by HPT pursuant to long term leases. SNH is FVE's principal landlord and FVE is SNH's largest tenant and manager of senior living communities, operating senior living communities owned by SNH pursuant to long term agreements. Sonesta manages a number of HPT's hotels pursuant to long term management agreements.

34    THE RMR GROUP INC.     2019 Proxy Statement

Related Person Transactions

  Management and Advisory Services

As a result of the relationships described in this "Related Person Transactions" section, the Managed REITs, the Managed Operators, the Open End Fund, AIC, RIF and ABP Trust may be considered to be related persons of us. RMR LLC recognized management services, advisory services and reimbursable payroll and related cost revenues from these related parties for the fiscal year ended September 30, 2018 as set forth in the following table (dollars in thousands):

For the Fiscal Year Ended September 30, 2018

Managed Equity REITs:(1)
HPT(2)	$118,596
ILPT(5)	10,935
OPI(3)(4)	53,954
SIR(2)(3)(5)	62,321
SNH(2)	118,301

364,107

Managed Operators:
FVE(1)	9,840
Sonesta	2,847
TA(1)	15,357

28,044

Other:
ABP Trust	4,865
AIC	240
Open End Fund	608
RIF	2,888
TRMT	2,505

11,106

$403,257

  (1)
  Includes reimbursable payroll related and other costs (which include share awards by the identified companies to our executive officers and other employees totaling $53,152 for the fiscal year ended September 30, 2018).

  (2)
  Includes, for HPT, SIR and SNH incentive business management fees of $74,600, $25,600 and $55,700, respectively, which RMR LLC earned from HPT, SIR and SNH on December 31, 2017 and which were paid in January 2018. See the section entitled "Our Management Agreements with the Managed Equity REITS" below for a description of this incentive fee. On December 31, 2018, RMR LLC earned incentive fees from HPT, SNH and SIR in the amounts of $53,635, $40,642 and $25,817, respectively, under the applicable business management agreement with respect to such Managed Equity REIT's year ended December 31, 2018, which were paid in January 2019.

  (3)
  SIR merged with and into a subsidiary of OPI on December 31, 2018, which subsidiary then merged into OPI, and SIR's separate business and property management agreements with RMR LLC were terminated. The combined company continues to be managed by RMR LLC pursuant to OPI's business and property

THE RMR GROUP INC.     2019 Proxy Statement    35

    management agreements with RMR LLC. This table presents the management services and reimbursable payroll and related cost revenues from SIR separately as they relate to periods prior to the merger with OPI.

  (4)
  In October 2017, in connection with OPI's acquisition of First Potomac Realty Trust ("FPO"), RMR LLC entered into separate property management agreements with certain FPO subsidiaries. Under those agreements, the applicable subsidiary pays RMR LLC property management fees directly, which fees are credited against the property management fees payable by OPI to RMR LLC.

  (5)
  RMR LLC entered into business and property management agreements with ILPT on January 17, 2018, on substantially similar terms as RMR LLC's then business and property management agreements with SIR. Prior to January 17, 2018, properties owned by SIR and contributed to ILPT in connection with ILPT's initial public offering on January 17, 2018 were managed by RMR LLC pursuant to its business and property management agreements with SIR.

  Our Management Agreements with the Managed Equity REITs

RMR LLC is party to a business management agreement and a property management agreement with each Managed Equity REIT. Each business management agreement requires RMR LLC to use its reasonable best efforts to present the Managed Equity REIT with a continuing and suitable real estate investment program consistent with the REIT's real estate investment policies and objectives. Each property management agreement requires RMR LLC to act as managing agent for each Managed Equity REIT's properties and devote such time, attention and effort as may be appropriate to operate and manage the Managed Equity REIT's properties in a diligent, orderly and efficient manner.

Business Management Fees and Expense Reimbursement.  Each business management agreement between RMR LLC and a Managed Equity REIT provides for (i) an annual base management fee, payable monthly, and (ii) an annual incentive business management fee. The annual base management fee generally is calculated as the lesser of:

  •
  the sum of (a) 0.5% of the historical cost of transferred real estate assets, if any, as defined in the applicable business management agreement, plus (b) 0.7% of the average invested capital (exclusive of the transferred real estate assets), as defined in the applicable business management agreement, up to $250.0 million, plus (c) 0.5% of the average invested capital exceeding $250.0 million; and

  •
  the sum of (a) 0.7% of the average market capitalization, as defined in the applicable business management agreement, up to $250.0 million, plus (b) 0.5% of the average market capitalization exceeding $250.0 million.

The base management fee is payable monthly in arrears.

The annual incentive business management fee payable by each Managed Equity REIT, if any, is calculated as follows:

  •
  The incentive business management fee is calculated as an amount equal to 12.0% of the product of (a) the equity market capitalization of the Managed Equity REIT, as defined in the applicable business management agreement, on the last trading day of the year immediately prior to the measurement period, and (b) the amount, expressed as a percentage, by which the Managed Equity REIT's total return per share realized by its common shareholders (i.e., share price appreciation plus dividends, or the "total return per share"), exceeds the total shareholder return of a specified REIT index (the "benchmark return per share") for the relevant measurement period, with each of (a) and (b) subject to adjustments for common shares issued by the Managed Equity REIT during the measurement period.

  •
  For purposes of the annual incentive fee, the specified REIT index is: for HPT, the SNL U.S. REIT Hotel Index; for ILPT, the SNL U.S. REIT Equity Index for periods prior to January 1, 2019 and ILPT and RMR LLC each recently agreed that the index will be the SNL U.S. Industrial REIT Index for periods beginning on and after January 1, 2019; for OPI, the SNL U.S. REIT Equity Index for periods prior to January 1, 2019 and OPI and RMR LLC each recently agreed that the index will be

36    THE RMR GROUP INC.     2019 Proxy Statement

    the SNL U.S. Office REIT Index for periods beginning on and after January 1, 2019; and for SNH, the SNL U.S. REIT Healthcare Index.

  •
  No incentive business management fee is payable by the Managed Equity REIT unless its total return per share during the measurement period is positive.

  •
  The measurement period for an annual incentive business management fee is defined as the three year period ending on December 31 of the year for which such fee is being calculated, except that ILPT's annual incentive business management fee for 2018, 2019 and 2020 will be based on a shorter period subsequent to its initial public offering (from January 12, 2018 through applicable calendar year end).

  •
  If the Managed Equity REIT's total return per share exceeds 12% per year in the measurement period, the benchmark return per share is adjusted to be the lesser of the total shareholder return of the specified REIT index for such measurement period and 12% per year (the "adjusted benchmark return per share"). In instances where the adjusted benchmark return per share applies, the incentive fee will be reduced if the Managed Equity REIT's total return per share is between 200 basis points and 500 basis points below the specified REIT index by a low return factor, as defined in the applicable business management agreement, and there will be no incentive business management fee paid if, in these instances, the Managed Equity REIT's total return per share is more than 500 basis points below the specified REIT index.

  •
  The incentive management fee payable by the Managed Equity REIT is subject to a cap equal to the value of the number of its common shares which would, after issuance, represent (a) 1.5% of the number of its common shares outstanding on December 31 of the year for which such fee is being calculated multiplied by (b) the average closing price of its common shares during the 10 consecutive trading days having the highest average closing prices during the final 30 trading days of the relevant measurement period.

  •
  Incentive fees paid by the Managed Equity REIT for any measurement period may be subject to certain "clawback" if the financial statements of the Managed Equity REIT for that measurement period are restated due to material non-compliance with any financial reporting requirements under the securities laws as a result of the bad faith, fraud, willful misconduct or gross negligence of RMR LLC and the amount of the incentive fee paid by the Managed Equity REIT was greater than the amount it would have paid based on the restated financial statements.

If the business management agreement is terminated, the base business management fee and incentive business management fee due in respect of any partial period prior to the date of termination will be prorated as provided in the agreement.

Under each business management agreement, the Managed Equity REIT pays or reimburses RMR LLC for all of the expenses relating to the Managed Equity REIT's activities and RMR LLC bears its general and administrative expenses relating to its performance of its obligations under the agreement, including expenses of its personnel, rent and other office expenses, unless otherwise agreed. Also, the allocable cost of internal audit services is reimbursed by each Managed Equity REIT to RMR LLC; for the fiscal year ended September 30, 2018, the Managed Equity REITs cumulatively reimbursed RMR LLC approximately $1.1 million for such services. These amounts are included in the amounts we report as management services revenue.

Property Management Fees and Expense Reimbursement.  No property management fees are payable by a Managed Equity REIT to RMR LLC for any hotels, senior living communities or travel centers which are leased to, or managed by, a Managed Operator or another operating business such as a hotel management company or a senior living or healthcare services provider. For other properties, each property management agreement between RMR LLC and a Managed Equity REIT provides for (1) a management fee equal to 3.0% of the gross rents collected from tenants and (2) a construction supervision fee equal to 5.0% of the cost of any construction, renovation or repair activities at the

THE RMR GROUP INC.     2019 Proxy Statement    37

Managed Equity REIT's properties, other than ordinary maintenance and repairs. Also, under each property management agreement, the Managed Equity REIT pays certain allocable expenses of RMR LLC in the performance of its duties, including wages for onsite property management personnel and allocated costs of centralized property management services.

Term and Termination.  The terms of the business and property management agreements with each Managed Equity REIT end on December 31, 2038, and automatically extend on December 31st of each year so that the terms thereafter end on the 20th anniversary of the date of the extension. A Managed Equity REIT has the right to terminate its management agreements with RMR LLC: (1) at any time upon 60 days' written notice for convenience, (2) immediately upon written notice for cause, as defined in the agreements, (3) on written notice given within 60 days after the end of any calendar year for a performance reason, as defined in the agreements, and (4) by written notice during the 12 months following a manager change of control, as defined in the agreements. RMR LLC has the right to terminate the management agreements for good reason, as defined in the agreements.

If a Managed Equity REIT terminates a management agreement for convenience, or if RMR LLC terminates a management agreement with a Managed Equity REIT for good reason, the Managed Equity REIT is obligated to pay RMR LLC a termination fee equal to the sum of the present values of the monthly future fees, as defined in the agreement, payable for the remaining term of the agreement, assuming it had not been terminated. If a Managed Equity REIT terminates a management agreement for a performance reason, as defined in the agreement, the Managed Equity REIT is obligated to pay RMR LLC the termination fee calculated as described above, but assuming a remaining term of ten years. A Managed Equity REIT is not required to pay any termination fee if it terminates its business or property management agreements for cause, or as a result of a manager change of control, in each case as defined in such agreements. The management agreements provide for certain proportional adjustments to the termination fees in certain circumstances.

Other Provisions.  Under both the business and property management agreements, each Managed Equity REIT has agreed to indemnify RMR LLC, its members, officers, employees and affiliates against liabilities relating to acts or omissions of RMR LLC with respect to the provision of services by RMR LLC, except to the extent such provision was in bad faith or fraudulent, was willful misconduct or was grossly negligent. In addition, each management agreement provides that any disputes, as defined in those agreements, arising out of or relating to the agreement or the provision of services pursuant thereto, upon the demand of a party to the dispute, will be subject to mandatory arbitration in accordance with procedures provided in the agreement.

Termination of SIR Management Agreements and Waiver of Termination Fees in Connection with GOV-SIR Merger.  On December 31, 2018, SIR merged with and into a wholly owned subsidiary of OPI (then GOV) (the "SIR/GOV Merger") and the surviving entity in that merger merged with and into OPI, with OPI as the surviving entity. OPI continues to be managed by RMR LLC pursuant to its business and property management agreements with RMR LLC. Contemporaneously with the execution of the merger agreement for this transaction, on September 14, 2018, SIR and RMR LLC entered into a letter agreement, pursuant to which, effective upon consummation of the SIR/GOV Merger, SIR terminated its business and property management agreements with RMR LLC for convenience, and RMR LLC waived its right to receive payment of the termination fee that would otherwise be due pursuant to each such agreement upon such termination.

  Our Management Agreement with TRMT

Tremont Advisors is party to a management agreement with TRMT, pursuant to which Tremont Advisors will implement TRMT's business strategies subject to the oversight of TRMT's board of trustees and is responsible for TRMT's day to day operations and to perform (or cause to be performed) corporate office functions for TRMT. In June 2018, Tremont Advisors agreed to waive any business management fees otherwise due and payable by TRMT pursuant to the management agreement for the period beginning July 1, 2018 until June 30, 2020. In addition, no incentive fee will be paid or payable by TRMT to Tremont Advisors for the 2018 or 2019 calendar years.

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Fees and Expense Reimbursements.  Under the management agreement, TRMT is responsible to pay Tremont Advisors the following:

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  Base Management Fee.  TRMT is required to pay Tremont Advisors an annual base management fee equal to 1.5% of TRMT's equity, payable in cash quarterly (0.375% per quarter) in arrears. Under the management agreement, "equity" means (a) the sum of (i) the proceeds received by TRMT from its initial public offering (the "TRMT IPO") and the concurrent private placement of its common shares to Tremont Advisors, plus (ii) the net proceeds received by TRMT from any future sale or issuance of shares of beneficial interest of TRMT, plus (iii) TRMT's cumulative core earnings (as defined in the management agreement) for the period commencing on the completion of the TRMT IPO to the end of the most recent calendar quarter, less (b) (i) any distributions previously paid to holders of its common shares, (ii) any incentive fee previously paid to Tremont Advisors and (iii) any amount that TRMT may have paid to repurchase its common shares. All items in the foregoing sentence (other than clause (a)(iii)) are calculated on a daily weighted average basis.

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  Incentive Fee.  Starting in the calendar quarter ending December 31, 2018, TRMT is required to pay Tremont Advisors quarterly an incentive fee in arrears in cash equal to the difference between: (a) the product of (i) 20% and (ii) the difference between (A) TRMT's core earnings for the most recent 12 month period (or such lesser number of completed calendar quarters, if applicable), including the calendar quarter (or part thereof) for which the calculation of the incentive fee is being made, and (B) the product of (1) TRMT's equity in the most recent 12 month period (or such lesser number of completed calendar quarters, if applicable), including the calendar quarter (or part thereof) for which the calculation of the incentive fee is being made, and (2) 7% per year and (b) the sum of any incentive fees paid to Tremont Advisors with respect to the first three calendar quarters of the most recent 12 month period (or such lesser number of completed calendar quarters preceding the applicable period, if applicable). No incentive fee shall be payable with respect to any calendar quarter unless TRMT's core earnings for the 12 most recently completed calendar quarters (or such lesser number of completed calendar quarters from the date of the completion of the TRMT IPO) in the aggregate is greater than zero. The incentive fee may not be less than zero.

    For purposes of the calculation of base management fees and incentive fees payable to Tremont Advisors, "core earnings" is defined as net income (or loss) attributable to common shareholders of TRMT, computed in accordance with generally accepted accounting principles in the United States ("GAAP"), including realized losses not otherwise included in GAAP net income (loss), and excluding: (a) the incentive fees earned by Tremont Advisors; (b) depreciation and amortization (if any); (c) non-cash equity compensation expense (if any); (d) unrealized gains, losses and other similar non-cash items that are included in net income for the period of the calculation (regardless of whether such items are included in or deducted from net income or in other comprehensive income or loss under GAAP); and (e) one time events pursuant to changes in GAAP and certain material non-cash income or expense items, in each case after discussions between Tremont Advisors and the independent trustees of TRMT and approved by a majority of such independent trustees. Pursuant to the terms of the management agreement, the exclusion of depreciation and amortization from the calculation of core earnings shall only apply to owned real estate. Shares of beneficial interest of TRMT that are entitled to a specific periodic distribution or have other debt characteristics will not be included in equity for the purpose of calculating incentive fees payable to Tremont Advisors. Instead, the aggregate distribution amount that accrues to such shares during the calendar quarter of such calculation will be subtracted from core earnings for purposes of calculating incentive fees, unless such distribution is otherwise already excluded from core earnings. Equity and core earnings as defined in the management agreement are non-GAAP financial measures and may be different than shareholders' equity and net income of TRMT calculated according to GAAP.

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  Termination Fee.  In the event the management agreement is terminated by TRMT without a cause event or by Tremont Advisors for a material breach, TRMT will be required to pay Tremont

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    Advisors a termination fee equal to (a) three times the sum of (i) the average annual base management fee and (ii) the average annual incentive fee, in each case paid or payable to Tremont Advisors during the 24 month period immediately preceding the most recently completed calendar quarter prior to the date of termination or, if such termination occurs within 24 months of its initial commencement, the base management fee and the incentive fee will be annualized for such two year period based on such fees earned by Tremont Advisors during such period, plus (b) an amount equal to the initial organizational costs related to TRMT's formation and the costs of the TRMT IPO and the concurrent private placement paid by Tremont Advisors. No termination fee will be payable if the management agreement is terminated by TRMT for a cause event or by Tremont Advisors without TRMT's material breach.

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  Expense Reimbursement.  Tremont Advisors, and not TRMT, will be responsible for the costs of Tremont Advisors' employees who provide services to TRMT, including the cost of Tremont Advisors' personnel who originate TRMT's loans, unless any such payment or reimbursement is specifically approved by a majority of the independent trustees of TRMT, is a shared services cost or relates to awards made under any equity compensation plan adopted by TRMT from time to time. TRMT is required to pay or to reimburse Tremont Advisors and its affiliates for all other costs and expenses of TRMT's operations, including but not limited to, the costs of rent, utilities, office furniture, equipment, machinery and other overhead type expenses, the costs of legal, accounting, auditing, tax planning and tax return preparation, consulting services, diligence costs related to TRMT's investments, investor relations expenses and other professional services, and other costs and expenses not specifically required under the management agreement to be borne by Tremont Advisors. Some of these overhead, professional and other services will be provided by RMR LLC pursuant to a shared services agreement between Tremont Advisors and RMR LLC. For the fiscal year ended September 30, 2018, TRMT reimbursed Tremont Advisors and RMR LLC approximately $1.5 million for such shared services. Also, the allocable costs of internal audit services are reimbursed by TRMT; for the fiscal year ended September 30, 2018, TRMT reimbursed RMR LLC approximately $121 thousand for such services. We record these reimbursed internal audit costs as advisory services revenue.

Term and Termination.  The initial term of the management agreement with TRMT ends on December 31, 2020, and the agreement will automatically renew for successive one year terms beginning January 1, 2021 and each January 1 thereafter, unless it is sooner terminated upon written notice delivered no later than 180 days prior to a renewal date by the affirmative vote of at least two-thirds (2/3) of the independent trustees of TRMT based upon a determination that (a) Tremont Advisors' performance is unsatisfactory and materially detrimental to TRMT or (b) the base management fee and incentive fee, taken as a whole, payable to Tremont Advisors under the management agreement are not fair to TRMT (provided that in the instance of (b), Tremont Advisors will be afforded the opportunity to renegotiate the base management fee and incentive fee prior to termination). The management agreement may be terminated by Tremont Advisors before each annual renewal upon written notice delivered to the board of trustees of TRMT no later than 180 days prior to an annual renewal date.

Tremont Advisors may terminate the management agreement if TRMT becomes required to register as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), with such termination deemed to occur immediately before such event. In addition, Tremont Advisors may terminate the management agreement upon 60 days' written notice for a material breach by TRMT, as defined in the management agreement, which includes if TRMT defaults in the performance or observance of any material term, condition or covenant contained in the management agreement, the consequence of which was materially adverse to Tremont Advisors and which did not result from and was not attributable to any action, or failure to act, of Tremont Advisors and the default continues for a period of 30 days after written notice to TRMT requesting that the default be remedied within that period, TRMT materially reduces Tremont Advisors' duties and responsibilities or scope of its authority under the management agreement or TRMT ceases or take steps to cease to conduct the business of originating or investing in commercial real estate loans.

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Other Provisions.  TRMT has agreed to indemnify Tremont Advisors and its affiliates, including RMR LLC, its members, officers, employees and affiliates against liabilities relating to acts or omissions of such party with respect to the provision of services to TRMT, except to the extent such provision was in bad faith or was grossly negligent. In addition, the management agreement provides that any disputes, as defined in the agreements, arising out of or relating to the agreement or the provision of services pursuant thereto, upon the demand of a party to the dispute, shall be subject to mandatory arbitration in accordance with procedures provided in the agreement.

  Our Management Agreements with the Managed Operators

Fees.  RMR LLC provides services and earns fees pursuant to a business management agreement with each of the Managed Operators. Under these agreements, RMR LLC provides services to the Managed Operators relating to, or assists them with, among other things, their compliance with various laws and rules applicable to them, capital markets and financing activities, maintenance of their properties, selection of new business sites and evaluation of other business opportunities, accounting and financial reporting, internal audit, investor relations and general oversight of the company's daily business activities, including legal and tax matters, human resources, insurance programs and management information systems.

Each Managed Operator pays RMR LLC a fee under its business management agreement in an amount equal to 0.6% of: (i) for FVE, FVE's revenues from all sources reportable under GAAP other than revenues reportable by FVE with respect to properties for which FVE provides management services, plus the gross revenues of properties managed by FVE determined in accordance with GAAP; (ii) for Sonesta, Sonesta's revenues from all sources reportable under GAAP, other than any revenues reportable by Sonesta with respect to hotels for which Sonesta provides management services, plus the revenues of hotels managed by Sonesta (except to the extent such managed hotel revenues are included in Sonesta's gross revenues under GAAP); and (iii) for TA, the sum of TA's gross fuel margin, determined as TA's fuel sales revenues less its cost of fuel sales, plus TA's total nonfuel revenues. In addition, the business management agreement with each Managed Operator provides that the compensation of senior executives of the Managed Operator, who are also employees or officers of RMR LLC, is the responsibility of the party to or on behalf of which the individual renders services. In the past, because at least 80.0% of each of these executives' business time was devoted to services to the Managed Operator, 80.0% of these executives' total cash compensation was paid by the Managed Operator and the remainder was paid by RMR LLC. Also, the allocable cost of internal audit services is reimbursed by each Managed Operator to RMR LLC; for the fiscal year ended September 30, 2018, the Managed Operators cumulatively reimbursed RMR LLC approximately $484 thousand for such services. We record these reimbursed internal costs as management services revenue.

Term and Termination.  The terms of the business management agreements with each Managed Operator end on December 31, 2019, and automatically extend for successive one year terms, unless RMR LLC or the applicable Managed Operator gives notice of non-renewal before the expiration of the applicable term. Also, a Managed Operator may terminate its business management agreement at any time (i) for FVE and TA, on 60 days' notice and RMR LLC may terminate such agreements at any time on 120 days' notice and (ii) for Sonesta, on 30 days' notice and RMR LLC may terminate its agreement with Sonesta on 30 days' notice. If FVE or TA terminates or elects not to renew its agreement, other than for cause as defined in each agreement, the Managed Operator is obligated to pay RMR LLC a termination fee equal to 2.875 times the sum of the annual base management fee and the annual internal audit services expense, which amounts are based on averages during the 24 consecutive calendar months prior to the date of notice of nonrenewal or termination.

Other Provisions.  Each Managed Operator has agreed to indemnify RMR LLC, its members, officers, employees and affiliates against liabilities relating to acts or omissions of RMR LLC with respect to the provision of services by RMR LLC, except to the extent such provision was in bad faith or was grossly negligent. In addition, each agreement provides that any disputes, as defined in those agreements, arising out of or relating to the agreement or the provision of services pursuant thereto, upon the demand of a party to the dispute, shall be subject to mandatory arbitration in accordance with procedures provided in the agreement.

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  Our Advisory Agreement with RIF

RMR Advisors is party to an investment advisory agreement with RIF, pursuant to which it provides RIF with a continuous investment program, makes day to day investment decisions and generally manages the business affairs of RIF in accordance with its investment objectives and policies. RMR Advisors is compensated pursuant to that agreement at an annual rate of 0.85% of RIF's average daily managed assets, as defined in the agreement. Average daily managed assets includes the net asset value attributable to RIF's outstanding common shares, plus the liquidation preference of RIF's outstanding preferred shares plus the principal amount of any borrowings, including from banks or evidenced by notes, commercial paper or other similar instruments issued by RIF. Also, the allocable costs of internal audit services are reimbursed by RIF; for the fiscal year ended September 30, 2018, RIF reimbursed RMR LLC approximately $121 thousand for such services. We record these reimbursed internal audit costs as advisory services revenue.

The investment advisory agreement continues until September 7, 2020 and continues thereafter from year to year or for such longer term as may be approved by RIF's board of trustees, as permitted by the Investment Company Act. So long as required by the Investment Company Act, the agreement is terminable by RIF on 60 days' notice and automatically in the event of an assignment, as defined in the Investment Company Act.

RMR Advisors LLC is also responsible for certain administrative functions of RIF pursuant to an administration agreement with RIF. RMR Advisors has entered into a sub-administration agreement with State Street Bank and Trust Company, ("State Street"), to perform substantially all fund accounting and other administrative services for RIF. RIF paid State Street directly, and no additional administrative services fee was paid to RMR Advisors.

  Our Management Agreements with AIC, ABP Trust and the Open End Fund

RMR LLC provides business management services to AIC for a fee calculated as 3.0% of the total premiums paid for insurance arranged by AIC. RMR LLC also provides business and property management services to our controlling shareholder, ABP Trust, for which it receives, depending upon the services provided, a business management fee in an annual amount equal to 0.6% of ABP Trust's revenues from all sources reportable under GAAP, a property management fee in an amount equal to 3.0% of rents collected from managed properties and a construction supervision fee in an amount equal to 5.0% of the cost of any construction, renovation or repair activities at the managed properties, other than ordinary maintenance and repairs. RMR LLC manages the Open End Fund and receives annual fund administration fees equal to 1.0% of the Open End Fund's net asset value, property management fees equal to 3.0% of all rents collected from commercial real estate investments, and 5.0% of costs of construction or any improvement at commercial real estate investments held by the Open End Fund.

  Share Awards by Our Public Client Companies

Our public client companies annually award equity grants to certain of our Directors, officers and employees. During the fiscal year ended September 30, 2018, the compensation committees of the Managed REITs and the public Managed Operators awarded common shares directly to such persons in connection with their service as directors, trustees or officers of, or the provision of services to, those companies. Based on their grant date values, the aggregate value of such awards was as follows: $1,289,535 from GOV; $3,311,900 from HPT; $1,687,452 from ILPT; $1,543,405 from SIR; $2,317,218 from SNH; $139,200 from FVE; $304,861 from TA; and $1,191,880 from TRMT. On occasion, our public client companies have entered into arrangements with former employees of RMR LLC in connection with the termination of their employment with RMR LLC, providing for the acceleration of vesting of common shares previously awarded to them under the respective companies' equity compensation plan.

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  The Up-C Transaction

The transaction by which, among other things, OPI (then known as GOV), HPT, SIR (now part of OPI) and SNH, the four then existing Managed Equity REITs, acquired 15,000,000 Class A Common Shares (the "Up-C Transaction") from us was completed on June 5, 2015 pursuant to transaction agreements, we, RMR LLC and ABP Trust entered with each of such Managed Equity REIT. In addition to the amended and restated business management agreement and amended and restated property management agreement RMR LLC entered with each such Managed Equity REIT, the Company is party to the agreements described below which were entered into on June 5, 2015 in connection with the Up-C Transaction:

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  Registration Rights for Holders of Class A Common Shares.  We are party to a registration rights agreement with each of OPI, HPT and SNH covering the Class A Common Shares they own, pursuant to which each such Managed Equity REIT has demand and "piggyback" registration rights, subject to certain limitations. We are also party to a registration rights agreement with ABP Trust pursuant to which ABP Trust has demand and "piggyback" registration rights, subject to certain limitations, covering the Class A Common Shares held by it, including Class A Common Shares it receives upon exchange of class A membership units of RMR LLC or conversion of Class B-1 Common Shares.

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  Tax Receivable Agreement.  We are party to a tax receivable agreement with ABP Trust that provides for the payment by RMR Inc. to ABP Trust of 85.0% of the amount of cash savings, if any, in U.S. federal, state and local income or franchise tax that we realize as a result of (a) the increases in tax basis attributable to our dealings with ABP Trust and (b) tax benefits related to imputed interest deemed to be paid by us as a result of the tax receivable agreement. Payments made under the tax receivable agreement are required to be made within 80 days of the filing of our tax returns. The term of the tax receivable agreement commenced on June 5, 2015 and will continue until all such tax benefits have been utilized or expired, unless the tax receivable agreement is terminated upon a change of control or upon certain breaches of the agreement that we fail to cure in accordance with the terms of the agreement. The tax receivable agreement provides that, upon certain changes of control and certain breaches of the agreement that we fail to cure in accordance with the terms of the agreement, our obligations with respect to redeemable class A membership units of RMR LLC will be accelerated. In those circumstances, our obligations under the tax receivable agreement would be based on certain assumptions, including that we would have sufficient taxable income to fully utilize the deductions arising from the increased tax deductions and tax basis and other benefits described in the tax receivable agreement, and that any class A membership units of RMR LLC that have not been redeemed will be deemed redeemed for the market value of our Class A Common Shares at the time of the change of control or breach, as applicable. It is possible, in these circumstances, that the cash tax savings realized by us may be significantly less than the corresponding tax receivable agreement payments.

    As of September 30, 2018, we had recorded a liability of approximately $34.3 million payable to ABP Trust under the tax receivable agreement, which relates to our purchase of 15,000,000 class A membership units of RMR LLC in the Up-C Transaction. During the fiscal year ended September 30, 2018, we paid approximately $2.3 million to ABP Trust pursuant to the tax receivable agreement. Future redemptions of ABP Trust's class A membership units of RMR LLC, if and when they occur, are expected to give rise to increases in the tax basis of the assets of RMR LLC attributable to our interests in RMR LLC. Such increases in tax basis are likely to increase (for tax purposes) amortization deductions and therefore reduce the amount of income tax we would otherwise be required to pay in the future. These increases in tax basis may also decrease gain (or increase loss) on future dispositions of certain assets to the extent the increased tax basis is allocated to those assets. As a result, any such future redemptions are expected to increase the amounts payable to ABP Trust under the tax receivable agreement.

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  The RMR LLC Operating Agreement.  RMR LLC is party to the LLC operating agreement with us and ABP Trust, which agreement governs the operations of RMR LLC and the rights and

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    obligations of its members. Through our status as the managing member of RMR LLC, we exercise control over RMR LLC and are responsible for all operational and administrative decisions of RMR LLC and the day to day management of RMR LLC's business.

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    Distributions by RMR LLC to its Members. We determine when distributions will be made to the members of RMR LLC and the amount of any such distributions, except that RMR LLC is required by the LLC operating agreement to make certain distributions to the members of RMR LLC quarterly on the basis of the assumed tax liabilities of the members and in connection with a dissolution of RMR LLC. Under the LLC operating agreement, all distributions from RMR LLC are to be made to the members of RMR LLC pro rata in accordance with the percentage economic interest of the membership units they hold and net profits and net losses of RMR LLC generally are to be allocated to its members pro rata in accordance with the percentage interest of the membership units they hold. For the fiscal year ended September 30, 2018, pursuant to the LLC operating agreement, RMR LLC made required quarterly tax distributions to holders of its membership units totaling $92.43 million. ABP Trust or its subsidiary, as the holder of 15,000,000 class A membership units of RMR LLC, received $44.49 million of these distributions by RMR LLC. To fund our payment of dividends of $0.25 per Class A Common Share and per Class B-1 Common Share on each of November 16, 2017, February 22, 2018, May 17, 2018 and August 16, 2018, respectively, RMR LLC paid distributions to holders of its class A membership units and class B membership units in an equivalent amount per unit. For the fiscal year ended September 30, 2018, ABP Trust or its subsidiary, as the holder of 15,000,000 class A membership units of RMR LLC, received an aggregate of $15.0 million of these distributions by RMR LLC.

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    Coordination of RMR Inc. and RMR LLC. RMR LLC is permitted to issue additional RMR LLC membership units from time to time provided that they are substantially equivalent to additional equity securities issued from time to time by us. At any time we issue any equity securities, we have agreed to contribute to RMR LLC the net proceeds, if any, we received in the connection with the issuance. In exchange for the contribution, RMR LLC has agreed to issue to us an equivalent number of units of RMR LLC with substantially the same rights and restrictions. Conversely, if we redeem or repurchase any of our equity securities, RMR LLC will, immediately prior to our redemption or repurchase, redeem or repurchase, upon the same terms and for the same price, an equal number of equity securities of RMR LLC held by us with substantially the same rights and restrictions as the equity securities being redeemed or repurchased. The class A membership units of RMR LLC not held by us and our Class B-2 Common Shares constitute "paired interests." If RMR LLC issues additional class A membership units to someone other than us, we have agreed to issue to that member an equivalent number of our Class B-2 Common Shares.

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    Redemption Rights of Holders of Class A Membership Units. Holders of class A membership units, other than us, may cause RMR LLC to redeem their class A membership units for Class A Common Shares on a 1:1 basis, or we may elect to pay cash on such redemption. For each class A membership unit redeemed, we will automatically redeem the corresponding Class B-2 Common Share comprising the "paired interest" for no additional consideration.

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    Transfers of Membership Units of RMR LLC. Membership units of RMR LLC are subject to certain specified restrictions on transfer.

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    Indemnification and Exculpation. RMR LLC has agreed to indemnify the current and former members of RMR LLC, executive officers and directors of us or RMR LLC, and current and former executive officers and directors of us or RMR LLC serving at our request or the request of RMR LLC as an executive officer or director of another entity, except in certain matters in which it is established that the individual in question received an improper benefit or undertook active and deliberate dishonesty. We, our affiliates and executive officers, the tax matters partner of RMR LLC and the executive officers of RMR LLC will not be liable to RMR LLC or to any non-managing member of RMR LLC for any act or omission performed or omitted by or on

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      behalf of the individual or entity in question in such capacity, with an exception for certain matters for which it is established that the person received an improper benefit or undertook active and deliberate dishonesty.

  Agreements with RMR Office Property Fund LP

On August 31, 2018, ABP Trust, which is controlled by Adam Portnoy, formed the Open End Fund. A subsidiary of ABP Trust is the general partner of the Open End Fund. In connection with the formation of the Open End Fund, ABP Trust contributed 15 properties to the Open End Fund with an aggregate value of $206.3 million in exchange for 206,300 limited partnership units in the Open End Fund and RMR LLC committed to contribute up to $100.0 million to the Open End Fund when called by the general partner in exchange for 100,000 limited partnership units in the Open End Fund. The valuation of the 15 properties contributed to the Open End Fund by ABP Trust was agreed to by a special committee of our Board consisting of members that were unaffiliated with ABP Trust and with the assistance of an independent third-party appraiser. This same special committee also approved RMR LLC's $100.0 million capital commitment to the Open End Fund. RMR LLC provides management and administrative services to the Open End Fund pursuant to management agreements. Pursuant to those agreements, in return for providing these services, RMR LLC receives annual fees equal to 1.0% of the Open End Fund's net asset value, fees equal to 3.0% of all rents collected from commercial real estate investments and 5.0% of costs of construction or any improvement at commercial real estate investments held by the Open End Fund. The terms of these management agreements continue until the earlier of (i) the date on which the Open End Fund is liquidated and (ii) the date that the current general partner of the Open End Fund is removed from that position.

  Leases

As of September 30, 2018, RMR LLC leased office space for use as its headquarters and other offices under various lease agreements with ABP Trust and certain Managed Equity REITs. For the fiscal year ended September 30, 2018, RMR LLC incurred rental expense under these leases aggregating $4.8 million. Generally, the rents RMR LLC pays the Managed Equity REITs were set at the average building rent for third party tenants in the same buildings at the time the leases were entered and the leases were approved by the independent trustees of the applicable Managed Equity REIT. The rents RMR LLC pays to ABP Trust were set based upon a survey of comparable market rents at the time the leases were entered. These leases have various termination dates and several have renewal options. Also, some of these leases allow RMR LLC to terminate such lease early if RMR LLC's management agreements applicable to the buildings in which RMR LLC leases space are terminated.

  Other

Thomas M. O'Brien resigned from his position as an Executive Vice President and employee of RMR LLC and as president, chief executive officer and a managing director of TA effective December 31, 2017. In connection with Mr. O'Brien's resignation, RMR LLC and TA entered into a retirement agreement with Mr. O'Brien on November 29, 2017. Under Mr. O'Brien's retirement agreement, RMR LLC paid Mr. O'Brien his then current annual base salary until his retirement from RMR LLC on December 31, 2017 and paid him a cash bonus in respect of 2017 in the amount of $0.5 million in December 2017. Also, in connection with Mr. O'Brien's retirement agreement, all 5,600 of our unvested Class A Common Shares previously awarded to Mr. O'Brien were fully accelerated on June 30, 2018, and we recognized $251,142, the aggregate value of those shares on such date, as equity based compensation expense for the year ended September 30, 2018. Pursuant to his retirement agreement, RMR LLC agreed to recommend to the boards of trustees and boards of directors of each Managed Equity REIT, TA and FVE that all of Mr. O'Brien's unvested stock awards of those companies vest in full upon his retirement from RMR LLC, Mr. O'Brien agreed that, as long as he owned shares in the Company, he will vote those shares at shareholders' meetings in favor of nominees for director and proposals recommended by the Board and he made similar agreements regarding the voting of shares he owns of each Managed Equity REIT, TA and FVE for the benefit of those companies, respectively. Mr. O'Brien's retirement agreement also contains terms relating to his service as president and chief executive officer of TA and compensation

THE RMR GROUP INC.     2019 Proxy Statement    45

payable to him by TA and other terms and conditions, including as to cooperation, confidentiality, non-solicitation, non-competition and other covenants, including a waiver and release. Under his retirement agreement, Mr. O'Brien granted to TA, in the first instance, and RMR LLC, in the second instance, a right of first refusal in the event he determined to sell any of his shares of TA. On October 10, 2018, RMR LLC purchased 1,492,691 TA common shares from Mr. O'Brien for an aggregate purchase price of approximately $8.38 million, pursuant to its exercise of its right of first refusal and the terms of the retirement agreement.

Pursuant to the terms of his share award agreements, upon Barry M. Portnoy's death on February 25, 2018, all 11,200 of his then unvested Class A Common Shares were immediately vested. In September 2018, the Company paid the estate of Barry M. Portnoy a $2.6 million cash bonus for services he provided in fiscal year 2018.

David J. Hegarty resigned from his positions as an Executive Vice President of RMR LLC and as president and chief operating officer of SNH effective April 30, 2018, and he retired as an employee of RMR LLC on September 30, 2018. In connection with his retirement, RMR LLC entered into a retirement agreement with Mr. Hegarty on March 29, 2018. Pursuant to Mr. Hegarty's retirement agreement with RMR LLC, he continued as an employee of us until September 30, 2018 at his then annual base salary and RMR LLC made a cash payment to him in the amount of $1.25 million following his resignation as an Executive Vice President of RMR LLC on April 30, 2018 and another cash payment in the amount of $1.25 million following his resignation as an employee of RMR LLC on September 30, 2018. In addition, in connection with Mr. Hegarty's retirement agreement, all 5,600 unvested Class A Common Shares previously awarded to Mr. Hegarty fully accelerated on September 30, 2018, and we recognized $370,761, the aggregate value of those shares on such date, as equity based compensation expense for the year ended September 30, 2018. Pursuant to his retirement agreement, RMR LLC agreed to recommend to the boards of trustees and boards of directors of each Managed Equity REIT, TA and FVE that all of Mr. Hegarty's unvested stock awards of those companies vest in full upon his retirement from RMR LLC, Mr. Hegarty agreed that, as long as he owns shares in the Company, he will vote those shares at shareholders' meetings in favor of nominees for director and proposals recommended by the Board and Mr. Hegarty made similar agreements, for the benefit of the Managed Equity REITs, TA and FVE, regarding voting of his shares of those companies. Mr. Hegarty's retirement agreement contains other terms and conditions, including cooperation, confidentiality, non-solicitation, non-competition and other covenants, and a waiver and release.

John C. Popeo resigned from his positions as an Executive Vice President of RMR LLC, as managing trustee, president and chief executive officer of ILPT, as chief financial officer and treasurer of SIR and as treasurer and assistant secretary of AIC effective November 30, 2018. In connection with his retirement, RMR LLC entered into a retirement agreement with Mr. Popeo on October 24, 2018, pursuant to which RMR LLC agreed to pay Mr. Popeo his then current annual base salary until November 30, 2018 and RMR LLC made a cash payment to him in the amount of approximately $0.9 million following his resignation as an Executive Vice President of RMR LLC on November 30, 2018 and agreed to make another cash payment to him in the amount of approximately $0.9 million following his retirement from RMR LLC on March 31, 2019. In addition, in connection with Mr. Popeo's retirement agreement, RMR LLC agreed to recommend to the Board and the boards of trustees and boards of directors of each Managed REIT, TA and FVE that all of Mr. Popeo's unvested share awards of those companies vest in full upon his retirement from RMR LLC. Our compensation committee has approved the accelerated vesting of all unvested Class A Common Shares previously awarded to Mr. Popeo on March 31, 2019, subject to conditions. Pursuant to his retirement agreement, Mr. Popeo agreed that, as long as he owns shares in us, he will vote those shares at shareholders' meetings in favor of nominees for director and proposals recommended by the Board and he made similar agreements, for the benefit of the Managed REITs, TA and FVE, regarding voting of his shares of those companies. Mr. Popeo's retirement agreement contains other terms and conditions, including cooperation, confidentiality, non-solicitation, non-competition and other covenants, and a waiver and release.

Mark L. Kleifges resigned from his positions as an Executive Vice President of RMR LLC, as managing trustee, chief financial officer and treasurer of GOV and RIF, as chief financial officer and treasurer of

46    THE RMR GROUP INC.     2019 Proxy Statement

HPT and as president and chief executive officer of RMR Advisors effective December 31, 2018. In connection with his retirement, RMR LLC entered into a retirement agreement with Mr. Kleifges on October 24, 2018 pursuant to which RMR LLC agreed to pay Mr. Kleifges his then current annual base salary until December 31, 2018 and RMR LLC made a cash payment to him in the amount of approximately $1.59 million in January 2019 and agreed to make another cash payment to him in the amount of approximately $1.59 million following his retirement from RMR LLC on June 30, 2019. In addition, in connection with Mr. Kleifges's retirement agreement, RMR LLC agreed to recommend to the Board and the boards of trustees and boards of directors of each Managed REIT, TA and FVE that all of Mr. Kleifges's unvested share awards of those companies vest in full upon his retirement from RMR LLC. Our compensation committee has approved the accelerated vesting of all unvested Class A Common Shares previously awarded to Mr. Kleifges on June 30, 2019, subject to conditions. Pursuant to his retirement agreement, Mr. Kleifges agreed that, as long as he owns shares in the Company, he will vote those shares at shareholders' meetings in favor of nominees for director and proposals recommended by the Board and he made similar agreements, for the benefit of the Managed REITs, TA and FVE, regarding voting of his shares of those companies. Mr. Kleifges's retirement agreement contains other terms and conditions, including cooperation, confidentiality, non-solicitation, non-competition and other covenants, and a waiver and release.

Bruce J. Mackey Jr. resigned from his position as an Executive Vice President of RMR LLC and as president and chief executive officer of FVE effective December 31, 2018. In connection with his resignation, FVE and RMR LLC entered into a letter agreement with Mr. Mackey on December 11, 2018, pursuant to which Mr. Mackey continued to receive his then current annual base salary through December 31, 2018. Mr. Mackey will continue to be a non-executive employee of FVE and RMR LLC through December 31, 2019, if not earlier accelerated, or the separation date, to assist in transitioning his duties and responsibilities to his successors. In connection with this letter agreement, Mr. Mackey will receive, subject to Mr. Mackey signing a customary release, a cash payment to him in the amount of $0.6 million and release payments in the aggregate amount of $0.55 million. RMR LLC will pay 20% and FVE will pay 80% of the transition payments and release payments payable to Mr. Mackey pursuant to the letter agreement. In addition, in connection with Mr. Mackey's letter agreement, all of Mr. Mackey's existing share awards in FVE will vest immediately in full on the separation date, and RMR LLC agreed to recommend to the Board and the boards of trustees and boards of directors of the Company, each Managed REIT and TA that all of Mr. Mackey's unvested share awards of those companies vest in full upon the separation date. Pursuant to his letter agreement, Mr. Mackey agreed that, as long as he owns shares in the Company and FVE, he will vote those shares at shareholders' meetings in favor of nominees for director and proposals recommended by the Board and the board of directors of FVE. Mr. Mackey also made similar agreements, for the benefit of the Managed REITs and TA, regarding voting of his shares of those companies. Mr. Mackey's letter agreement contains other terms and conditions, including cooperation, confidentiality, non-solicitation, non-competition and other covenants, and a waiver and release.

We, HPT, ILPT, OPI, SNH, FVE, TA and TRMT participate in a combined directors' and officers' liability insurance policy for primary coverage, including errors and omissions coverage for RMR LLC. We paid a premium of $181 thousand for this coverage for the policy year ending September 30, 2018. We paid a premium of $106 thousand for this coverage for the policy year ending September 30, 2019. In September 2018, we participated in a one year extension of this combined directors' and officers' insurance policy through September 2020. Our premium for this policy extension was approximately $131 thousand. The premiums for the combined policy were allocated among the insured companies after consultation with our insurance broker.

Pursuant to RMR LLC's management agreements with our client companies, RMR LLC may from time to time negotiate on behalf of such entities with certain third party vendors and suppliers for the procurement of services to them. As part of this arrangement, these entities may enter agreements with RMR LLC and other companies to which RMR LLC provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

THE RMR GROUP INC.     2019 Proxy Statement    47

We conduct a Leadership Development Program for which certain of our employees take part in a two year rotational program, working at each of RMR LLC, FVE, TA and Sonesta. The employee remains on our payroll during this rotational program and the Managed Operators reimburse us for the applicable employee costs for the period of time that the employee works for it.

We and our public client companies have in the past held, and likely will in the future hold, business meetings at Sonesta operated hotels from time to time, and the directors, trustees, officers and employees of us and our public client companies have in the past stayed, and are likely in the future to stay, overnight at Sonesta operated hotels when traveling for business. The applicable company pays Sonesta for the use of meeting space and related services and pays Sonesta or reimburses its directors, trustees, officers or employees for the costs of these hotel stays.

For more information about related person transactions, please see the proxy statements and periodic reports filed with the SEC by our public client companies, i.e., HPT, ILPT, OPI (GOV and SIR prior to the Merger), SNH, FVE, TA, TRMT and RIF. These SEC filed proxy statements and periodic reports are available at www.sec.gov. Those documents are not incorporated by reference into this Proxy Statement. Also, please see Note 6, Related Person Transactions, included in the audited consolidated financial statements included in our Annual Report for additional information regarding related party transactions for the fiscal year ended September 30, 2018.

48    THE RMR GROUP INC.     2019 Proxy Statement

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers, Directors and certain persons who own more than 10% of the outstanding Common Shares are required by Section 16(a) of the Exchange Act and related regulations:

  •
  to file reports of their ownership of Common Shares with the SEC and the Nasdaq; and

  •
  to furnish the Company with copies of the reports.

To the Company's knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended September 30, 2018, our executive officers, Directors and greater than 10% beneficial owners timely filed all required Section 16(a) reports.

THE RMR GROUP INC.     2019 Proxy Statement    49

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

The following table sets forth information regarding the beneficial ownership of then outstanding Common Shares by each person the Company knows to be the beneficial owner of more than 5% of the respective classes of Common Shares, each Director and Director Nominee, each of our named executive officers, and our Directors and executive officers as a group, all as of January 16, 2019. Unless otherwise noted, to the Company's knowledge, voting power and investment power in Class A Common Shares are exercisable solely by the named person, all percentages of ownership for Class A Common Shares are based on approximately 15,229,687 Class A Common Shares outstanding as of January 16, 2019, and the principal business address of the named beneficial owner is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

	Class A Common Shares*			Class B-1 Common Shares			Class B-2 Common Shares			Combined Voting Power
Name of Beneficial Owner	Number		%	Number		%	Number		%	%

Office Properties Income Trust	2,801,061		18.4%	—		—	—		—	1.6%
Senior Housing Properties Trust	2,637,408		17.3%	—		—	—		—	1.5%
Hospitality Properties Trust	2,503,777		16.4%	—		—	—		—	1.4%
ABP Trust	1,090,564	(1)	6.7%	1,000,000		100.0%	15,000,000		100.0%	91.9%
Directors, Director Nominees and Executive Officers:
Adam D. Portnoy	1,132,002	(1)(2)	7.0%	1,000,000	(2)	100.0%	15,000,000	(2)	100.0%	92.0%
Jennifer B. Clark	14,894		** %	—		—	—		—	**%
Mark L. Kleifges	11,688		** %	—		—	—		—	**%
Ann Logan	7,692		** %	—		—	—		—	**%
Walter C. Watkins, Jr.	7,000		** %	—		—	—		—	**%
Rosen Plevneliev	4,250		** %	—		—	—		—	**%
All executive officers and directors as a group (9 persons)	1,206,976	(1)	7.4%	1,000,000		100.0%	15,000,000		100%	92.0%

  *
  Amounts exclude fractional shares.

  **
  Indicates less than 1.0%.

  (1)
  Beneficial ownership of Class A Common Shares by ABP Trust and Adam Portnoy in the table above reflects the 1,000,000 Class A Common Shares issuable upon conversion of the Class B-1 Common Shares owned by ABP Trust and beneficially owned by Adam Portnoy. These numbers exclude 15,000,000 Class A Common Shares issuable upon redemption of the class A membership units of RMR LLC (which are paired with 15,000,000 Class B-2 Common Shares) owned by a subsidiary of ABP Trust and beneficially owned by ABP Trust and Adam Portnoy. At our option, we may elect to pay cash in lieu of Class A Common Shares for some or all of such redeemed class A membership units. Amounts exclude fractional shares.

  (2)
  This number represents (or in the case of Class A Common Shares, includes) shares owned by ABP Trust. Voting and investment power with respect to the shares owned by ABP Trust may be deemed to be shared by Adam Portnoy as the president and chief executive officer, a beneficial owner and the sole trustee of ABP Trust. Adam Portnoy is a managing trustee of each Managed Equity REIT listed in the table and each Managed Equity REIT is managed by RMR LLC, of which we are the managing member. Adam Portnoy and RMR LLC may not act to vote or sell the Class A Common Shares beneficially owned by a Managed Equity REIT without the authorization of the board of trustees of the Managed REIT. Each referenced Managed Equity REIT has a board comprised of five or eight trustees. As a result, Adam Portnoy has determined that he does not beneficially own the Class A Common Shares owned by such Managed Equity REITs and therefore the Class A Common Shares owned by such Managed Equity REITs are not referenced as beneficially owned by Adam Portnoy in the above table.

50    THE RMR GROUP INC.     2019 Proxy Statement

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Adam Portnoy, our Managing Director, President and Chief Executive Officer, currently serves and has served during the fiscal year ended September 30, 2018 as a member of our Compensation Committee. Before his death, Barry Portnoy, our former Managing Director, also served during the fiscal year ended September 30, 2018 as a member of our Compensation Committee. The executive compensation of Adam Portnoy is, and the executive compensation of Barry Portnoy was, determined by a subcommittee of the Compensation Committee comprised of the Committee's other members, all of whom are Independent Directors. For more information regarding the relationships of Adam Portnoy and Barry Portnoy with us and our client companies, see "Certain Relationships and Related Person Transactions."

THE RMR GROUP INC.     2019 Proxy Statement    51

EXECUTIVE COMPENSATION

The following tables and footnotes summarize the total compensation of our principal executive officer, our two other most highly compensated executive officers who were serving as executive officers as of September 30, 2018 and one individual who would have been one of our two other most highly compensated executive officers but for the fact that he was not serving as an executive officer at the end of the fiscal year, or our "named executive officers." The compensation set forth below includes compensation paid by us and compensation paid by our client companies to our named executive officers in their capacity as our executive officers.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)

Adam D. Portnoy	2018	$300,000	$2,650,000	$1,012,250	$22,000	$3,984,250
Managing Director, President and Chief Executive Officer	2017	300,000	2,600,000	644,850	17,115	3,561,965
Jennifer B. Clark	2018	$300,000	$2,650,000	$1,504,945	$127,893	$4,582,838
Managing Director, Executive Vice President, General Counsel and Secretary	2017	300,000	2,600,000	1,010,700	120,541	4,031,241
Mark L. Kleifges(4)(5)	2018	$300,000	$2,250,000	$678,475	$43,976	$3,272,451
Executive Vice President
Barry M. Portnoy(6)	2018	$126,923	$2,600,000	$—	$18,815	$2,745,738
Managing Director	2017	300,000	2,600,000	528,900	17,200	3,446,100

  (1)
  The amounts listed in this column represent the annual cash bonuses to each of the named executive officers. The bonuses are described in more detail below in "Fiscal Year 2018 Executive Compensation—Annual Cash Bonuses."

  (2)
  The value included for awards made by us represents the grant date fair value of the Class A Common Shares compiled in accordance with ASC 718. No assumptions were used in this calculation. The value included for awards made by our public client companies to our named executive officers represents the grant date fair value of shares compiled in accordance with the Financial Accounting Standards Board Accounting Standards CodificationTM Topic 505-50, "Equity-Based Payments to Non-Employees" ("ASC 505-50"). Awards made by us were made pursuant to our Equity Plan. Awards made by our public client companies were made pursuant to the applicable client company's equity compensation plan. Class A Common Shares we awarded to Adam Portnoy and Jennifer Clark in their capacities as Managing Directors vested at the time of award. For other awards, one fifth of a share award vested on the date of the award and an additional one fifth vests on each of the next four anniversaries of the initial award date, subject to the applicable named executive officer continuing to render significant services, whether as our employee or otherwise, to us or our public client companies and to accelerated vesting under certain circumstances. Holders of shares awarded pursuant to these awards receive any distributions paid on common shares paid by us or the applicable client company on the same terms as other holders of our or the client company's common shares, as applicable.

  The amounts presented in this column exclude shares of our client companies awarded to our named executive officers for services as a managing trustee, managing director or named executive officer of a client company.

52    THE RMR GROUP INC.     2019 Proxy Statement

    The following table shows the total shares awarded by us and our public client companies to our named executive officers in fiscal year 2018, including vested and unvested portions of each award.

Name	Company	Grant Date	Number of Shares	Grant Date Fair Value of Share Awards ($)(a)

Adam D. Portnoy	RMR	9/13/2018	10,500	$932,750(b)
	FVE	12/13/2017	15,000	22,500
	TA	11/29/2017	12,000	57,000

				$1,012,250
Jennifer B. Clark	RMR	9/13/2018	6,500	$552,750(b)
	GOV	9/13/2018	7,000	118,650
	HPT	9/13/2018	8,500	246,245
	ILPT	9/13/2018	5,000	116,650
	SIR	9/13/2018	7,000	141,050
	SNH	9/13/2018	10,000	191,100
	FVE	12/13/2017	15,000	22,500
	TA	11/29/2017	12,000	57,000
	TRMT	9/13/2018	5,000	59,000

				$1,504,945
Mark L. Kleifges	RMR	9/13/2018	4,000	$380,000
	ILPT	9/13/2018	2,500	58,325
	SIR	9/13/2018	4,000	80,600
	SNH	9/13/2018	5,000	95,550
	FVE	12/13/2017	4,000	6,000
	TA	11/29/2017	6,000	28,500
	TRMT	9/13/2018	2,500	29,500

				$678,475
Barry M. Portnoy	—	—	—	—

    (a)
    Equals the number of shares multiplied by the closing price on the date of the award grant, which is also the grant date fair value under ASC 718 or ASC 505-50, as applicable. No assumptions were used in this calculation.

    (b)
    Includes 2,500 Class A Common Shares, valued at $172,750, awarded to each of Adam Portnoy and Jennifer Clark on March 28, 2018 for services as our Managing Directors.
  (3)
  We maintain a savings plan for eligible employees under section 401(k) of the Internal Revenue Code, or 401(k) plan, in which our named executive officers participate, and provide annual discretionary matching contributions to plan participants. The amounts listed in this column include matching contributions we made to each named executive officer in respect of their participation in our 401(k). The amounts listed in this column also include distributions received on unvested awards of our Class A Common Shares and on unvested awards of common shares of our public client companies.

  (4)
  Mr. Kleifges was not a named executive officer in fiscal year 2017.

  (5)
  On October 24, 2018, the Company entered into a retirement agreement with Mr. Kleifges in connection with his retirement from the Company. Pursuant to the retirement agreement, Mr. Kleifges continued to serve as the Company's Executive Vice President through December 31, 2018 and thereafter remains employed as a non-executive employee by the Company through June 30, 2019, after which his employment will terminate. For additional information with respect to this agreement and Mr. Kleifges's retirement, please see the section entitled "Related Person Transactions" and the section entitled "Potential Payments Upon Termination or Change in Control" in this Proxy Statement.

  (6)
  Barry M. Portnoy passed away on February 25, 2018. In September 2018, we paid the estate of Barry M. Portnoy $2,600,000 representing bonus compensation awarded to Barry M. Portnoy in respect of fiscal year 2018 for his services to us prior his death. In connection with his death, on February 28, 2018, pursuant to the terms of his share award agreements, all of Barry M. Portnoy's then unvested Class A Common Shares were immediately vested.

THE RMR GROUP INC.     2019 Proxy Statement    53

Outstanding Equity Awards at 2018 Fiscal Year End

			Stock Awards
Name	Client Company	Date Granted	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)

Adam D. Portnoy	RMR	9/13/2018	6,400	$593,920
	RMR	9/14/2017	4,800	445,440
	RMR	9/15/2016	3,200	296,960
	FVE	12/13/2017	12,000	10,320
	FVE	12/7/2016	9,000	7,740
	FVE	12/14/2015	6,000	5,160
	FVE	12/15/2014	2,500	2,150
	TA	11/29/2017	9,600	54,720
	TA	11/30/2016	7,200	41,040
	TA	12/8/2015	4,800	27,360
	TA	12/2/2014	2,400	13,680

				$1,498,490

Jennifer B. Clark	RMR	9/13/2018	3,200	$296,960
	RMR	9/14/2017	2,400	222,720
	RMR	9/15/2016	1,600	148,480
	GOV	9/13/2018	5,600	63,224
	GOV	9/14/2017	4,200	47,418
	GOV	9/15/2016	2,800	31,612
	GOV	9/2/2015	1,400	15,806
	HPT	9/13/2018	6,800	196,112
	HPT	9/14/2017	4,500	129,780
	HPT	9/15/2016	3,000	86,520
	HPT	9/2/2015	1,500	43,260
	ILPT	9/13/2018	4,000	92,040
	SIR	9/13/2018	5,600	122,864
	SIR	9/14/2017	4,200	92,148
	SIR	9/15/2016	2,800	61,432
	SIR	9/2/2015	1,400	30,716
	SNH	9/13/2018	8,000	140,480
	SNH	9/14/2017	5,700	100,092
	SNH	9/15/2016	3,800	66,728
	SNH	9/2/2015	1,900	33,364
	FVE	12/13/2017	12,000	10,320
	FVE	12/7/2016	9,000	7,740
	FVE	12/14/2015	6,000	5,160
	FVE	12/15/2014	2,500	2,150
	TA	11/29/2017	9,600	54,720
	TA	11/30/2016	7,200	41,040
	TA	12/8/2015	4,800	27,360
	TA	12/2/2014	2,400	13,680
	TRMT	9/13/2018	4,000	47,000

				$2,230,926

54    THE RMR GROUP INC.     2019 Proxy Statement

			Stock Awards
Name	Client Company	Date Granted	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)

Mark L. Kleifges(2)	RMR	9/13/2018	3,200	$296,960
	RMR	9/14/2017	2,400	222,720
	RMR	9/15/2016	1,600	148,480
	ILPT	9/13/2018	2,000	46,020
	SIR	9/13/2018	3,200	70,208
	SIR	9/14/2017	2,400	52,656
	SIR	9/15/2016	1,400	30,716
	SIR	9/2/2015	700	15,358
	SNH	9/13/2018	4,000	70,240
	SNH	9/14/2017	2,400	42,144
	SNH	9/15/2016	1,600	28,096
	SNH	9/2/2015	800	14,048
	FVE	12/13/2017	3,200	2,752
	FVE	12/7/2016	2,400	2,064
	FVE	12/14/2015	1,600	1,376
	FVE	12/15/2014	700	602
	TA	11/29/2017	4,800	27,360
	TA	11/30/2016	3,600	20,520
	TA	12/8/2015	2,400	13,680
	TA	12/2/2014	1,200	6,840
	TRMT	9/13/2018	2,000	23,500

				$1,136,340

Barry M. Portnoy	—	—	—	—

  (1)
  Equals the number of shares multiplied by the closing price of our Class A Common Shares or the respective client company's common shares on September 28, 2018.

  (2)
  Under Mr. Kleifges's retirement agreement, the Class A Common Shares set forth in the table will continue to vest in accordance with the existing terms of Mr. Kleifges's awards through June 30, 2019 and the Equity Plan Committee has approved that on June 30, 2019, all of Mr. Kleifges's then unvested share awards will vest in full, subject to certain conditions.

THE RMR GROUP INC.     2019 Proxy Statement    55

Potential Payments upon Termination or Change in Control

From time to time, we and our public client companies have entered into arrangements with our former employees in connection with the termination of their employment with us, providing for the acceleration of vesting of shares previously awarded and, in certain instances, payments for future services to us as a consultant or employee and continuation of health care and other benefits. Although neither we nor such client companies have a formal policy, plan or arrangement for payments to our employees in connection with their termination of employment with us, we and such client companies may in the future provide on a discretionary basis for similar payments depending on various factors we or they then consider relevant and if we or such client company believes it is in its best interests to do so.

On September 13, 2018, the Equity Plan Committee approved awards of 8,000 Class A Common Shares to Mr. Adam Portnoy and 4,000 Class A Common Shares to each of Ms. Jennifer Clark and Mr. Mark Kleifges in their capacities as our executive officers. These awards were valued at $95.00 per Class A Common Share, the closing price of the Class A Common Shares on the Nasdaq on the date the awards were made under our Equity Plan. The form of award agreement for each of these awards provides for vesting of the Class A Common Shares in five equal annual installments beginning on the date of the award and acceleration of vesting of all share awards upon the occurrence of certain change in control or employment termination events (each, a "Termination Event").

The following table describes the potential payments to our named executive officers upon a Termination Event, if such event had occurred, as of September 30, 2018.

Name	Number of Shares Vested Upon Termination Event (#)	Value Realized on Termination Event as of September 30, 2018 ($)(1)

Adam D. Portnoy	14,400	$1,336,320
Jennifer B. Clark	7,200	668,160
Mark L. Kleifges(2)	7,200	668,160
Barry M. Portnoy	—	—

  (1)
  Equals the number of shares multiplied by the closing price of the Company's Class A Common Shares on September 28, 2018.

  (2)
  On October 24, 2018, the Company entered into a retirement agreement with Mr. Kleifges in connection with his retirement from the Company that provides for the acceleration of vesting of Mr. Kleifges's unvested Common Shares. Under Mr. Kleifges's retirement agreement, we made a cash payment to him in the amount of $1,593,750 in January 2019 and after his retirement from the Company on June 30, 2019 we will make an additional cash payment in the amount of $1,593,750 and any unvested Common Shares previously awarded to Mr. Kleifges will fully vest on June 30, 2019, provided he signs and does not revoke a release of claims, and subject to the satisfaction of certain other conditions. Such amounts are not included in the table above. For additional information with respect to this agreement and Mr. Kleifges's retirement, please see the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2018.

Fiscal Year 2018 Compensation Elements

Each of our named executive officers was provided with the following material elements of compensation in fiscal year 2018:

Base Salary

In fiscal year 2018 we paid an annual base salary of $300,000 to each of our named executive officers. For our fiscal year 2019, we will pay an annual base salary of $325,000 to each of our named executive officers.

56    THE RMR GROUP INC.     2019 Proxy Statement

Annual Cash Bonuses

Annual cash bonuses are a key component of our named executive officer compensation and represented the majority of compensation we paid to each of our named executive officers for our 2018 fiscal year. We did not provide guaranteed cash bonuses to any of our named executive officers for fiscal year 2018 and did not set specific performance targets on which bonuses would be payable. Instead, the annual cash bonuses we paid to our named executive officers with respect to fiscal year 2018 were discretionary in amount and were based on a performance evaluation conducted by, in the case of Adam Portnoy and Barry Portnoy, the Equity Plan Committee, and in the case of other named executive officers, our Compensation Committee. The evaluation involved an analysis of both (i) our overall performance and (ii) the performance of the individual officer and his or her contributions to us. We believe this evaluation process allowed us to link pay with performance in the closest way possible and provided us with the flexibility necessary to take all relevant factors into account in determining the bonus amounts, including our named executive officers' ability to react to changing circumstances that impact our business. We believe our compensation process provided us with a better compensation structure than a formulaic bonus structure based solely on the achievement of specific pre-established performance targets which may not capture all appropriate factors that materially impacted our or the individual named executive officer's performance.

Equity Awards

Under the Equity Plan, an aggregate of 600,000 Class A Common Shares are available for grants of options to acquire stock, restricted or unrestricted stock, contractual rights to receive stock in the future, stock appreciation rights, other rights to receive compensation in amounts determined by the value of the Class A Common Shares and cash based awards. Employees, Directors, independent contractors and consultants of the Company or any affiliate of the Company are eligible to receive awards under the Equity Plan. Equity awards we make to our employees (including our named executive officers) are made by our Equity Plan Committee. Equity awards made to our employees (including our named executive officers) by our public client companies are made to them by the compensation committees of the boards of such companies.

401(k) Plans

We maintain a 401(k) plan for eligible employees, including our named executive officers and provide matching contributions equal to 100.0% of the first 3.0% and 50.0% of the next 2.0% of an employee's cash compensation contributed to the plan up to stated maximums. We do not maintain a defined pension plan or any nonqualified deferred compensation plans.

Employee Benefits

Eligible employees, including our named executive officers, participate in broad based and comprehensive employee benefit programs, including medical, dental, vision, life and disability insurance. Our named executive officers participate in these programs on the same basis as other eligible employees.

Employment Agreements

We have no employment agreements with our named executive officers or any of our other employees.

THE RMR GROUP INC.     2019 Proxy Statement    57

REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended September 30, 2018; (ii) discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2018, for filing with the SEC.

Ann Logan, Chair Rosen Plevneliev Walter C. Watkins, Jr.

58    THE RMR GROUP INC.     2019 Proxy Statement

RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP
AS INDEPENDENT AUDITORS (ITEM 2)

The Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of our independent auditors annually and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of our operations and industry, the auditors' independence, legal proceedings involving the auditors, the results of PCAOB inspections and peer quality reviews of the auditors and the auditors' reputation in the marketplace. In connection with the mandated rotation of the independent auditors' lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending September 30, 2019. Ernst & Young LLP has served as the Company's independent auditors since our formation in 2015 and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the independent registered public accounting firm is in the best interests of the Company and its shareholders.

The Audit Committee has determined to submit its selection of the independent auditors to the Company's shareholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint our independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to us by Ernst & Young LLP for the fiscal years ended September 30, 2018 and 2017.

	2018 Fees	2017 Fees

Audit Fees	$ 798,500	$ 994,000
Audit Related Fees	—	268,121
Tax Fees	—	—
All Other Fees	720	456

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of any of the Company's Quarterly Reports on Form 10-Q.

Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control

THE RMR GROUP INC.     2019 Proxy Statement    59

matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services. The decrease in audit related fees from 2017 to 2018 reflects additional audit fees in 2017 in connection with the initial public offering of TRMT that was completed in January 2018 and the RIF rights offering that was completed in September 2017 and which fees were paid by Tremont Advisors and RMR Advisors, respectively.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories. The amounts for 2018 and 2017 reflect annual subscription fees for Ernst & Young LLP's online accounting research application.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by our independent auditors unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, the Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which the Company engaged its independent auditors in fiscal 2018 and 2017 were approved by the Audit Committee. The total fees for audit and non-audit services provided by Ernst & Young LLP in fiscal 2018 and fiscal 2017 are set forth above. The Audit Committee approved the engagement of Ernst & Young LLP to provide these non-audit services because it determined that Ernst & Young LLP providing these services would not compromise Ernst & Young LLP's independence and that the firm's familiarity with our record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more efficiently and at a lower cost than the Company could obtain these services from other providers.

Other Information

The Company has been advised by Ernst & Young LLP that neither that firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of Ernst & Young LLP will be present at the 2019 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2019 Annual Meeting. If shareholders fail to approve the proposal, the Board may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint our independent auditors in the future.

The Board of Directors recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as independent auditors.

60    THE RMR GROUP INC.     2019 Proxy Statement

OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Managing Director, Executive Vice President, General Counsel and Secretary

Newton, Massachusetts
January 23, 2019

THE RMR GROUP INC.     2019 Proxy Statement    61

THANK YOU

Thank you for being a shareholder of The RMR Group Inc.

THE RMR GROUP INC. C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on April 2, 2019. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions.

AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on April 2, 2019. Have your proxy card in hand when you call and then follow the instructions.

If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.

AUTHORIZE YOUR PROXY BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to The RMR Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by The RMR Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by email or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E55346-P16581	KEEP THIS PORTION FOR YOUR RECORDS

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE RMR GROUP INC.

The Board of Directors Recommends a Vote FOR all Nominees for Director in Proposal 1 and FOR Proposal 2.

	1.	Election of Directors.	For	Withhold

		Jennifer B. Clark	☐	☐			For	Against	Abstain
`
		Ann Logan	☐	☐	2. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2019 fiscal year.		☐	☐	☐
		Rosen Plevneliev	☐	☐

		Adam D. Portnoy	☐	☐

		Walter C. Watkins, Jr.	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

	For address changes, please check this box and write them on the back where indicated.			☐

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.)

	Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

THE RMR GROUP INC.

ANNUAL MEETING OF SHAREHOLDERS

April 3, 2019, 9:30 a.m., Eastern time

The RMR Group Headquarters

Two Newton Place, 255 Washington Street, Suite 100

Newton, Massachusetts 02458

Upon arrival, please present photo identification at the registration desk.

Please see the Proxy Statement for additional attendance instructions.

The 2019 Annual Meeting of Shareholders of The RMR Group Inc.

will address the following items of business:

1.        Election of the Directors named in the Proxy Statement to the Company's Board of Directors;

2.        Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2019 fiscal year; and

3.        Transaction of such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2.

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –

E55347-P16581

THE RMR GROUP INC. The RMR Group Headquarters Two Newton Place, 255 Washington Street, Suite 100 Newton, MA 02458	Proxy

Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the 2019 Annual Meeting of Shareholders of The RMR Group Inc. (the "Company"), including the Company’s annual report and proxy statement, are available on the internet. To view the proxy materials or vote online or by telephone, please follow the instructions on the reverse side hereof.

This proxy is solicited on behalf of the Board of Directors of The RMR Group Inc.

The undersigned shareholder of the Company hereby appoints Jennifer B. Clark, Matthew P. Jordan and Adam D. Portnoy, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2019 Annual Meeting of Shareholders of the Company to be held at The RMR Group Headquarters, Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on April 3, 2019, at 9:30 a.m., Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the annual report and the proxy statement, which includes the Notice of 2019 Annual Meeting of Shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

See reverse for instructions on how to authorize a proxy.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

QuickLinks

Notice of 2019 Annual Meeting of Shareholders and Proxy Statement